File No. 811-09435
File No. 333-82447

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No. ___
Post-Effective Amendment No. 6

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 7

WADDELL & REED ADVISORS SMALL CAP FUND, INC.

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas 66202-4200

(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code (913) 236-2000

Kristen A. Richards, 6300 Lamar Avenue, Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

__X__	immediately upon filing pursuant to paragraph (b)
_____	on (date) pursuant to paragraph (b)
_____	60 days after filing pursuant to paragraph (a)(1)
_____	on (date) pursuant to paragraph (a)(1)
_____	75 days after filing pursuant to paragraph (a)(2)
_____	on (date) pursuant to paragraph (a)(2) of Rule 485
_____	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

==================================================================

DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended June 30, 2004 was filed on September 23, 2004.

Waddell & Reed Advisors Funds

EQUITY FUNDS

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors International Growth Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus

October 29, 2004

CONTENTS

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors International Growth Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund
Additional Information about Principal Investment Strategies,
Other Investments and Risks
Your Account
Choosing a Share Class
Ways to Set Up Your Account
Buying Shares
Selling Shares
Exchange Privileges
Distributions and Taxes
The Management of the Funds
Portfolio Management
Management Fee
Financial Highlights

Waddell & Reed Advisors Accumulative Fund

An Overview of the Fund

Objectives
To provide capital growth, with current income as a secondary objective.

Principal Strategies
 Waddell & Reed Advisors Accumulative Fund (formerly United Accumulative Fund®) invests primarily in common stocks of largely capitalized U.S. and foreign companies. The Fund may invest in companies of any size and of any industry in order to achieve its primary objective of growth. The Fund may periodically emphasize a blend of value and growth potential in selecting stocks. Value stocks are those that Waddell & Reed Investment Management Company (WRIMCO), the Fund's investment manager, believes are currently selling below their true worth. A stock has growth potential if, in WRIMCO's opinion, the earnings of the company are likely to grow faster than the economy.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors, including:

  stability and predictability of earnings growth
  acceleration of earnings and/or revenue
  improvement in profitability
  potential turnaround opportunities

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Accumulative Fund. These include:

  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors Accumulative Fund is designed for investors seeking long-term investment growth not by seeking to maximize the upside potential of the market but rather by seeking to reduce potential risk in a declining market. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Accumulative Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past 10 calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1994	0.04%
1995	34.21%
1996	12.18%
1997	29.58%
1998	22.62%
1999	25.72%
2000	20.16%
2001	-15.45%
2002	-22.95%
2003	19.58%

In the period shown in the chart, the highest quarterly return was 24.90% (the fourth quarter of 1999) and the lowest quarterly return was -16.16% (the third quarter of 2002). The Class A return for the year through September 30, 2004 was -1.48%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the contingent deferred sales charge (CDSC), if applicable, for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	------	--------	--------
Class A
Before Taxes	12.71%	2.09%	10.25%
After Taxes on Distributions	12.63%	-1.02%	5.81%
After Taxes on Distributions
and Sale of Fund Shares	8.29%	1.47%	7.24%
Class Y (began on 7-11-1995)
Before Taxes	20.14%	3.58%	10.80%
Class B (began on 10-4-1999)
Before Taxes	14.26%	2.01%
Class C (began on 10-6-1999)
Before Taxes	18.43%	2.11%
Indexes
S&P 500 Index[1]	28.72%	-0.58%	11.07%
Lipper Multi-Cap Core
Funds Universe Average[2]	29.89%	2.49%	9.79%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Accumulative Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
	Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.68%	0.68%	0.68%	0.68%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.25%	0.62%	0.49%	0.20%
Total Annual Fund
Operating Expenses	1.18%	2.30%	2.17%	0.88%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Class A and Class Y shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee. Effective December 1, 2004, Class B and Class C shares will also be subject to this fee.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$688	$ 927	$1,184	$1,919
Class B Shares	633	1,017	1,328	2,347[1]
Class C Shares	220[2]	678	1,162	2,498
Class Y Shares	89	279	485	1,078

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$688	$927	$1,184	$1,919
Class B Shares	233	717	1,228	2,347[1]
Class C Shares	220	678	1,162	2,498
Class Y Shares	89	279	485	1,078

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Asset Strategy Fund, Inc.

An Overview of the Fund

Objective
To provide high total return over the long term.

Principal Strategies
Waddell & Reed Advisors Asset Strategy Fund (formerly United Asset Strategy Fund, Inc.®) seeks to achieve its objective by allocating its assets primarily among stocks, bonds and short-term instruments.

  "Stocks" include equity securities of all types, although WRIMCO, the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.
  "Bonds" include all varieties of fixed-income instruments, such as corporate or U.S. government debt securities, with remaining maturities of more than three years. This investment type may include a significant amount, up to 35% of the Fund's total assets, of high yield/high risk bonds, or junk bonds, which include bonds rated BB and below by Standard & Poor's, a division of the McGraw-Hill Companies, Inc., (S&P) and Ba and below by Moody's Investors Service, Inc. (Moody's), or unrated bonds deemed by WRIMCO to be of comparable quality.
  "Short-term instruments" include all types of short-term securities with remaining maturities of three years or less, including higher quality money market instruments.
  Within each of these investment types, the Fund may invest all of its assets in domestic and/or foreign securities.

The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated below. This mix will vary over shorter time periods as WRIMCO changes the Fund's holdings based on its current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

Portfolio Mix
[ ] Stocks 70%	[ ] Bonds 25%	[ ] Short-term 5%
(can range from 0-100%)	(can range from 0-100%)	(can range from 0-100%)

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Asset Strategy Fund. These include:

  WRIMCO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline prepayment of higher-yielding bonds held by the Fund
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small or medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations.

Investments by the Fund in high yield/high risk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

As well, the Fund may invest up to 100% of its assets in foreign securities. Investing in foreign securities presents additional risks such as foreign currency fluctuations and political or economic conditions affecting foreign countries. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Asset allocation funds are designed for investors who want to diversify among stocks, bonds, and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, this Fund may be appropriate for you. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Asset Strategy Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1996	5.39%
1997	12.18%
1998	9.26%
1999	21.85%
2000	21.35%
2001	-10.70%
2002	3.28%
2003	10.93%

In the period shown in the chart, the highest quarterly return was 15.10% (the first quarter of 2000) and the lowest quarterly return was -7.55% (the first quarter of 2001). The Fund's return for its Class A shares for the year through September 30, 2004 was 3.62%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	------	--------	--------
Class A (began on 3-9-1995)
Before Taxes	4.55%	7.35%	8.09%
After Taxes on Distributions	4.27%	5.88%	6.24%
After Taxes on Distributions
and Sale of Fund Shares	3.04%	5.59%	6.03%
Class Y (began on 9-27-1995)
Before Taxes	11.36%	9.04%	8.72%
Class C (began on 10-5-1999)
Before Taxes	10.10%	7.73%
Class B (began on 10-6-1999)
Before Taxes	6.10%	7.20%
Indexes
S&P 500 Index[1]	28.72%	-0.58%	11.39%[2]
Citigroup Broad
Investment Grade Index[1]	4.20%	6.62%	7.74%[2]
Citigroup Short-Term
Index for 1-Month
Certificates of Deposit[1]	1.20%	3.78%	4.60%[2]
Lipper Flexible Portfolio
Funds Universe Average[3]	21.20%	2.14%	8.43%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on March 31, 1995.

3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Asset Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.41%	0.57%	0.52%	0.26%
Total Annual Fund
Operating Expenses	1.36%	2.27%	2.22%	0.96%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Class A and Class Y shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee. Effective December 1, 2004, Class B and Class C shares will also be subject to this fee.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$ 981	$1,277	$2,117
Class B Shares	630	1,010	1,316	2,375[1]
Class C Shares	225[2]	695	1,190	2,555
Class Y Shares	98	306	531	1,179

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$981	$1,277	$2,117
Class B Shares	230	710	1,216	2,375[1]
Class C Shares	225	695	1,190	2,555
Class Y Shares	98	306	531	1,179

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Continental Income Fund. Inc.

An Overview of the Fund

Objectives
To provide current income to the extent that, in the opinion of WRIMCO, market and economic conditions permit. As a secondary objective, the Fund seeks long-term appreciation of capital.

Principal Strategies
Waddell & Reed Advisors Continental Income Fund (formerly United Continental Income Fund, Inc.®) seeks to achieve its objectives by investing primarily in income-producing securities that include common stocks and debt securities. The Fund generally owns equity securities of medium to large, well-established companies, that are usually dividend-producing securities. Generally, the Fund's debt securities are either U.S. government securities or investment-grade corporate bonds, including bonds rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, deemed by WRIMCO to be of equivalent quality. The Fund has no limitations on the range of maturities of the debt securities in which it may invest, nor on the size of the companies in which it may invest. The Fund may also invest in foreign securities.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. For equity investments, WRIMCO typically looks for undervalued companies whose asset value or earnings power is not reflected in the price of the stock. In selecting debt securities for the Fund, WRIMCO seeks high-quality securities with minimal credit risk.

In general, in determining whether to sell an equity security or a debt security, WRIMCO uses the same analysis that it uses in order to determine if the equity security is still undervalued or if the debt security continues to maintain its minimal credit risk. WRIMCO may also sell a security if it ceases to produce income or otherwise to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the performance of Waddell & Reed Advisors Continental Income Fund. These include:

  WRIMCO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy an issuer of a debt security or other fixed income obligation may not make payments on the security when due an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund as well as a decline in its income the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors Continental Income Fund is designed for investors seeking current income with a secondary emphasis on growth. It is suited for investors seeking a combination of income and appreciation. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Continental Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past 10 calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1994	-0.39%
1995	24.76%
1996	9.63%
1997	17.39%
1998	10.36%
1999	11.05%
2000	5.77%
2001	-7.69%
2002	-9.26%
2003	19.11%

In the period shown in the chart, the highest quarterly return was 9.46% (the second quarter of 1997) and the lowest quarterly return was -7.73% (the third quarter of 2002). The Class A return for the year through September 30, 2004 was 0.36%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	------	--------	--------
Class A
Before Taxes	12.26%	2.01%	6.91%
After Taxes on Distributions	11.75%	0.39%	4.60%
After Taxes on Distributions
and Sale of Fund Shares	8.11%	1.44%	5.14%
Class Y (began on 1-4-1996)
Before Taxes	19.49%	3.52%	6.81%
Class B (began on 10-4-1999)
Before Taxes	13.71%	1.71%
Class C (began on 10-5-1999)
Before Taxes	17.88%	2.14%
Indexes
S&P 500 Index[1]	28.72%	-0.58%	11.07%
Citigroup Treasury/
Government Sponsored/
Credit Index[1]	4.84%	6.69%	7.01%
Lipper Balanced Funds
Universe Average[2]	19.09%	2.35%	8.09%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Continental Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.30%	0.54%	0.50%	0.23%
Total Annual Fund
Operating Expenses	1.25%	2.24%	2.20%	0.93%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Class A and Class Y shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee. Effective December 1, 2004, Class B and Class C shares will also be subject to this fee.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$ 949	$1,222	$2,000
Class B Shares	627	1,001	1,300	2,324[1]
Class C Shares	223[2]	688	1,180	2,535
Class Y Shares	95	297	515	1,144

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,222	$2,000
Class B Shares	227	701	1,200	2,324[1]
Class C Shares	223	688	1,180	2,535
Class Y Shares	95	297	515	1,144

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Core Investment Fund

An Overview of the Fund

Objectives
To provide capital growth and income, with a primary emphasis on income.

Principal Strategies
Waddell & Reed Advisors Core Investment Fund (formerly United Income Fund®) seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large U.S. and foreign companies with dominant market positions in their industries. The Fund invests in securities that have the potential for capital appreciation or that WRIMCO expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company.

WRIMCO attempts to select securities with growth and income possibilities by looking at many factors, including the company's:

  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value
  dividend payment history

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of continued dividend payment and/or significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Core Investment Fund. These include:

  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors Core Investment Fund is designed for investors who seek capital growth and income, with a primary emphasis on income. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Core Investment Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past 10 calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1994	-1.82%
1995	29.60%
1996	20.36%
1997	27.34%
1998	24.02%
1999	16.41%
2000	9.65%
2001	-15.30%
2002	-21.98%
2003	17.39%

In the period shown in the chart, the highest quarterly return was 18.72% (the second quarter of 1997) and the lowest quarterly return was -16.42% (the third quarter of 2002). The Class A return for the year through September 30, 2004 was 1.18%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	------	--------	--------
Class A
Before Taxes	10.64%	-1.37%	8.49%
After Taxes on Distributions	10.40%	-2.91%	6.44%
After Taxes on Distributions
and Sale of Fund Shares	6.99%	-0.73%[1]	7.19%
Class Y (began on 6-19-1995)
Before Taxes	17.82%	0.07%	8.94%
Class B (began on 10-4-1999)
Before Taxes	12.01%	-2.63%
Class C (began on 10-4-1999)
Before Taxes	16.24%	-2.25%
Indexes
S&P 500 Index[2]	28.72%	-0.58%	11.07%
Lipper Large-Cap Core
Funds Universe Average[3]	25.59%	-1.75%	8.78%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Core Investment Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.62%	0.62%	0.62%	0.62%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.27%	0.68%	0.60%	0.18%
Total Annual Fund
Operating Expenses	1.14%	2.30%	2.22%	0.80%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Class A and Class Y shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee. Effective December 1, 2004, Class B and Class C shares will also be subject to this fee.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$684	$ 916	$1,166	$1,880
Class B Shares	633	1,018	1,330	2,341[1]
Class C Shares	225[1]	694	1,189	2,553
Class Y Shares	82	255	444	989

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$684	$916	$1,166	$1,880
Class B Shares	233	718	1,230	2,341[1]
Class C Shares	225	694	1,189	2,553
Class Y Shares	82	255	444	989

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Dividend Income Fund

An Overview of the Fund

Objectives
To provide income and long-term capital growth.

Principal Strategies
 Waddell & Reed Advisors Dividend Income Fund seeks to achieve its objectives by investing primarily in dividend-paying common stocks that WRIMCO, the Fund's investment manager, believes also demonstrate favorable prospects for long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend paying equity securities, which may include without limitation dividend paying common stocks, preferred stocks or convertible preferred stocks. Although the Fund invests primarily in large companies, it may invest in companies of any size. The Fund will invest primarily in domestic securities but may also invest up to 25% of its total assets in foreign securities.

WRIMCO attempts to select securities by considering a company's ability to sustain, and potentially increase, its dividend payments. It also typically considers other factors, which may include the company's:

  established operating history
  competitive dividend yields
  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value

Generally, in determining whether to sell a security, WRIMCO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Dividend Income Fund. These include:

  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors Dividend Income Fund is designed for investors seeking income and long-term capital growth through a portfolio of primarily dividend-paying common stocks. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Dividend Income Fund has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table reflecting average annual returns.

Fees and Expenses

Waddell & Reed Advisors Dividend Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.45%	0.60%	0.55%	0.40%
Total Annual Fund
Operating Expenses	1.40%	2.30%	2.25%	1.10%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Class A and Class Y shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee. Effective December 1, 2004, Class B and Class C shares will also be subject to this fee.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$993	$1,297	$2,158
Class B Shares	633	1,018	1,330	2,408[1]
Class C Shares	228[2]	703	1,205	2,585
Class Y Shares	112	350	606	1,340

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$993	$1,297	$2,158
Class B Shares	233	718	1,230	2,408[1]
Class C Shares	228	703	1,205	2,585
Class Y Shares	112	350	606	1,340

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors International Growth Fund, Inc.

An Overview of the Fund

Objectives
To provide long-term appreciation of capital. As a secondary objective, the Fund seeks current income.

Principal Strategies
Waddell & Reed Advisors International Growth Fund (formerly United International Growth Fund, Inc.®) seeks to achieve its objectives by investing primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth represented by economic expansion within a country or region, as well as the privatization and/or restructuring of particular industries. The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, and the Fund may invest in companies of any size.

Under normal market conditions, the Fund invests at least 80% of its net assets in foreign securities and at least 65% of its total assets in issuers of al least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  a company's growth and earnings potential
  management of the company
  industry position of the company
  strength of the industry
  applicable economic, market and political conditions of the country in which the company is located

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors International Growth Fund. These include:

  changes in foreign exchange rates, which may affect the value of the securities the Fund holds the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investment choices.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors International Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past 10 calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1994	1.81%
1995	8.09%
1996	18.23%
1997	17.38%
1998	21.41%
1999	57.04%
2000	-24.94%
2001	-22.36%
2002	-18.73%
2003	21.54%

In the period shown in the chart, the highest quarterly return was 46.67% (the fourth quarter of 1999) and the lowest quarterly return was -17.30% (the third quarter of 1998). The Class A return for the year through September 30, 2004 was -1.84%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	------	--------	--------
Class A
Before Taxes	14.55%	-3.15%	4.68%
After Taxes on Distributions	13.92%	-5.24%	1.94%
After Taxes on Distributions
and Sale of Fund Shares	9.65%	-2.24%[1]	3.58%
Class Y (began on 9-27-1995)
Before Taxes	22.36%	-1.55%	5.17%
Class B (began on 10-4-1999)
Before Taxes	15.75%	-6.06
Class C (began on 10-5-1999)
Before Taxes	20.33%	-5.37%
Indexes
Morgan Stanley Capital
International EAFE Index[2]	38.59%	-0.05%	4.47%
Lipper International Funds
Universe Average[3]	34.74%	1.28%	4.65%
Lipper International Large-Cap Core
Funds Universe Average	31.00%	-0.42%	4.31%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors International Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.53%	1.11%	0.70%	0.23%
Total Annual Fund
Operating Expenses	1.63%	2.96%	2.55%	1.08%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Class A and Class Y shares redeemed or exchanged within less than 30 days of purchase are assessed a 2.00% redemption/exchange fee. Effective December 1, 2004, Class B and Class C shares will also be subject to this fee.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$731	$1,060	$1,412	$2,399
Class B Shares	699	1,216	1,658	2,964[1]
Class C Shares	258[2]	794	1,356	2,887
Class Y Shares	110	344	597	1,319

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$731	$1,060	$1,412	$2,399
Class B Shares	299	916	1,558	2,964[1]
Class C Shares	258	794	1,356	2,887
Class Y Shares	110	344	597	1,319

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors New Concepts Fund, Inc.

An Overview of the Fund

Objective
To provide growth of your investment.

Principal Strategies
Waddell & Reed Advisors New Concepts Fund (formerly United New Concepts Fund, Inc.®) seeks to achieve its objective by investing primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Midcap® Growth Index and that WRIMCO believes offer above-average growth potential.

In selecting companies, WRIMCO emphasizes a bottom-up approach and may look at a number of factors in its consideration of a security, such as:

  new or innovative products or services
  adaptive or creative management
  strong financial and operational capabilities to sustain growth market potential
  profit potential

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses when buying securities. For example, WRIMCO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors New Concepts Fund. These include:

  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the skill of WRIMCO in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for medium to small sized companies may be greater than that for large companies. Medium to small sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium to small sized companies may experience volatile trading and price fluctuations.

The Fund may invest, to a lesser extent, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors New Concepts Fund is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors New Concepts Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past 10 calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1994	11.30%
1995	33.94%
1996	4.57%
1997	16.74%
1998	38.70%
1999	63.42%[1]
2000	-14.97%
2001	-18.05%
2002	-27.57%
2003	33.86%

1A substantial portion of the Fund's returns during this period is attributable to investments in initial public offerings (IPOs). No assurance can be given that future IPOs in which the Fund invests will have as equally beneficial an impact on performance.

In the period shown in the chart, the highest quarterly return was 46.17% (the fourth quarter of 1999) and the lowest quarterly return was -21.54% (the third quarter of 2001). The Class A return for the year through September 30, 2004 was 5.24%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	------	--------	--------
Class A
Before Taxes	26.16%	0.80%	10.14%
After Taxes on Distributions	26.16%	-0.77%	8.21%
After Taxes on Distributions
and Sale of Fund Shares	17.01%	0.95%[1]	8.49%
Class Y (began on 9-6-1995)
Before Taxes	34.66%	2.43%	8.39%
Class B (began on 10-4-1999)
Before Taxes	28.29%	-2.05%
Class C (began on 10-4-1999)
Before Taxes	32.42%	-1.65%
Indexes
Russell Midcap Growth Index[2]	42.76%	2.02%	9.42%
Lipper Mid-Cap Growth Funds
Universe Average[3]	35.77%	2.27%	7.72%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors New Concepts Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.46%	0.90%	0.74%	0.21%
Total Annual Fund
Operating Expenses	1.56%	2.75%	2.59%	1.06%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Class A and Class Y shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee. Effective December 1, 2004, Class B and Class C shares will also be subject to this fee.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$725	$1,039	$1,376	$2,325
Class B Shares	678	1,153	1,554	2,790[1]
Class C Shares	262[2]	805	1,375	2,925
Class Y Shares	108	337	585	1,294

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$725	$1,039	$1,376	$2,325
Class B Shares	278	853	1,454	2,790[1]
Class C Shares	262	805	1,375	2,925
Class Y Shares	108	337	585	1,294

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Retirement Shares, Inc.

An Overview of the Fund

Objective
To provide the highest long-term total investment return that is, in the opinion of WRIMCO, consistent with reasonable safety of capital.

Principal Strategies
Waddell & Reed Advisors Retirement Shares (formerly United Retirement Shares, Inc.®) seeks to achieve its objective by investing primarily in common stocks and, to a lesser extent, in debt securities (of any maturity and mostly of investment grade) of U.S. and foreign issuers. The Fund generally owns common stock of medium to large, well-established companies while typically emphasizing a blend of value and growth potential. Value stocks are those that WRIMCO believes are currently selling below their true worth, while growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. Typically, the Fund's debt securities are either U.S. government securities or investment-grade corporate bonds.

In selecting securities for investment, the Fund considers a security's potential for:

  capital growth
  capital stability
  income

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis it uses to buy securities. If a debt security no longer provides the desired income or an equity security ceases to offer the expected growth potential or becomes overvalued, the Fund may sell the security. As well, the Fund may sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Retirement Shares. These include:

  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline
  WRIMCO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors Retirement Shares is designed for investors seeking high total return consistent with reasonable safety of principal through a portfolio that may include stocks, bonds and other securities. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Retirement Shares

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past 10 calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1994	-0.42%
1995	24.28%
1996	9.80%
1997	18.15%
1998	9.73%
1999	43.65%
2000	-5.96%
2001	-12.65%
2002	-20.42%
2003	25.71%

In the period shown in the chart, the highest quarterly return was 28.93% (the fourth quarter of 1999) and the lowest quarterly return was -17.61% (the third quarter of 2001). The Class A return for the year through September 30, 2004 was -4.45%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	------	--------	--------
Class A
Before Taxes	18.48%	2.16%	6.96%
After Taxes on Distributions	18.37%	-0.86%	3.95%
After Taxes on Distributions
and Sale of Fund Shares	12.04%	1.43%	5.12%
Class Y (began on 2-27-1996)
Before Taxes	26.21%	3.65%	6.76%
Class B (began on 10-4-1999)
Before Taxes	20.27%	-0.50%
Class C (began on 10-4-1999)
Before Taxes	24.47%	-0.16%
Indexes
S&P 500 Index[1]	28.72%	-0.58%	11.07%
Citigroup Treasury/
Government Sponsored/
Credit Index[1]	4.84%	6.69%	7.01%
Lipper Flexible Portfolio
Funds Universe Average[2]	21.20%	2.14%	8.12%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Retirement Shares

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.30%	0.62%	0.53%	0.23%
Total Annual Fund
Operating Expenses	1.25%	2.32%	2.23%	0.93%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Class A and Class Y shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee. Effective December 1, 2004, Class B and Class C shares will also be subject to this fee.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$ 949	$1,223	$2,002
Class B Shares	635	1,025	1,341	2,387[1]
Class C Shares	226[2]	698	1,196	2,567
Class Y Shares	95	297	516	1,145

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,223	$2,002
Class B Shares	235	725	1,241	2,387[1]
Class C Shares	226	698	1,196	2,567
Class Y Shares	95	297	516	1,145

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Science and Technology Fund

An Overview of the Fund

Objective
To provide long-term capital growth.

Principal Strategies
 Waddell & Reed Advisors Science and Technology Fund (formerly United Science and Technology Fund®) seeks to achieve its objective of growth by concentrating its investments primarily in the equity securities of U.S. and foreign science and technology companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of science or technology companies or companies benefited by the application of scientific or technological discoveries. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may also invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. The Fund may invest in companies of any size.

WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:

  growth potential
  earnings potential
  management
  industry position
  applicable economic and market conditions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Science and Technology Fund. These include:

  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry rapid obsolescence of products or processes of companies in which the Fund invests government regulation in the science and technology industries the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.

The Fund may invest, to a lesser extent, in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund that concentrates in securities of science and technology companies. This Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Science and Technology Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past 10 calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1994	9.78%
1995	55.37%
1996	8.35%
1997	7.22%
1998	59.31%
1999	102.93%
2000	-13.97%
2001	-13.42%
2002	-26.78%
2003	32.01%

In the period shown in the chart, the highest quarterly return was 61.66% (the fourth quarter of 1999) and the lowest quarterly return was -19.91% (the first quarter of 2001). The Class A return for the year through September 30, 2004 was 1.34%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	------	--------	--------
Class A
Before Taxes	24.42%	6.61%	15.83%
After Taxes on Distributions	24.42%	4.65%	13.51%
After Taxes on Distributions
and Sale of Fund Shares	15.87%	6.07%	13.59%
Class Y (began on 2-27-1996)
Before Taxes	32.52%	8.26%	13.13%
Class B (began on 10-4-1999)
Before Taxes	25.92%	1.51%
Class C (began on 10-4-1999)
Before Taxes	30.03%	1.85%
Indexes
S&P 400 Industrials Index[1]	28.29%	-1.80%	10.72%
Goldman Sachs Technology
Industry Composite Index[1]	54.19%	-5.04%
Lipper Science & Technology
Funds Universe Average[2]	55.75%	-2.78%	12.11%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Science and Technology Fund

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.84%	0.84%	0.84%	0.84%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.33%	0.93%	0.87%	0.18%
Total Annual Fund
Operating Expenses	1.42%	2.77%	2.71%	1.02%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Class A and Class Y shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee. Effective December 1, 2004, Class B and Class C shares will also be subject to this fee.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$711	$ 999	$1,307	$2,180
Class B Shares	680	1,159	1,565	2,772[1]
Class C Shares	274[2]	842	1,435	3,042
Class Y Shares	104	325	564	1,249

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$711	$999	$1,307	$2,180
Class B Shares	280	859	1,465	2,772[1]
Class C Shares	274	842	1,435	3,042
Class Y Shares	104	325	564	1,249

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Small Cap Fund, Inc.

An Overview of the Fund

Objective
To provide growth of capital.

Principal Strategies
 Waddell & Reed Advisors Small Cap Fund (formerly United Small Cap Fund, Inc.®) seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Russell 2000® Growth Index (small cap stocks). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, WRIMCO seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIMCO may look at a number of factors regarding a company, such as:

  aggressive or creative management
  technological or specialized expertise
  new or unique products or services
  entry into new or emerging industries
  growth in earnings/growth in sales
  security size and liquidity

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Small Cap Fund. These include:

  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

The Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors Small Cap Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Small Cap Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

2000	2.86%
2001	-3.95%
2002	-16.70%
2003	34.52%

In the period shown in the chart, the highest quarterly return was 17.37% (the first quarter of 2000) and the lowest quarterly return was -19.44% (the third quarter of 2001). The Class A return for the year through September 30, 2004 was -2.89%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years
		(or Life
	1 Year	of Class)
	------	--------
Class A (began on 10-4-1999)
Before Taxes	26.79%	6.16%
After Taxes on Distributions	26.79%	5.54%
After Taxes on Distributions
and Sale of Fund Shares	17.41%	4.81%
Class B (began on 10-4-1999)
Before Taxes	29.05%	6.15%
Class C (began on 10-4-1999)
Before Taxes	33.48%	6.77%
Class Y (began on 10-4-1999)
Before Taxes	35.35%	8.27%
Indexes
Russell 2000 Growth Index[1]	48.56%	-1.22%[2]
Lipper Small-Cap Growth
Funds Universe Average[3]	44.36%	2.01%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on October 31, 1999.3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Small Cap Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.53%	0.77%	0.63%	0.21%
Total Annual Fund
Operating Expenses	1.63%	2.62%	2.48%	1.06%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Class A and Class Y shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee. Effective December 1, 2004, Class B and Class C shares will also be subject to this fee.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$731	$1,060	$1,412	$2,399
Class B Shares	665	1,115	1,491	2,712[1]
Class C Shares	251[2]	773	1,322	2,818
Class Y Shares	108	338	586	1,296

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$731	$1,060	$1,412	$2,399
Class B Shares	265	815	1,391	2,712[1]
Class C Shares	251	773	1,322	2,818
Class Y Shares	108	338	586	1,296

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.

An Overview of the Fund

Objective
To provide long-term growth of capital while minimizing taxable gains and income to shareholders.

Principal Strategies
 Waddell & Reed Advisors Tax-Managed Equity Fund (formerly United Tax-Managed Equity Fund, Inc.®) seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the Fund typically invests in the common stocks of large to medium sized U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its objective.

WRIMCO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to Federal income tax consequences.

In selecting companies, WRIMCO typically invests for the long term and selects securities that it believes offer strong opportunities for long-term growth of capital and that are attractively valued. While WRIMCO primarily invests in growth stocks, it may also purchase value stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth.

When deciding to sell a security, WRIMCO considers the negative tax impact of realizing capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIMCO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inappropriate time, potentially resulting in realized gains.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Tax-Managed Equity Fund. These include:

  the Fund's tax-sensitive investment strategy failing to limit distributions of taxable income and net realized capital gains as contemplated the skill of WRIMCO in evaluating and selecting securities for the Fund the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors Tax-Managed Equity Fund is designed for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to realize capital losses or to avoid dividend income. While the Fund tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund does expect to distribute taxable income and/or net capital gains from time to time. Investors may realize capital gains when they sell their shares. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Tax-Managed Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

2001	-22.13%
2002	-16.42%
2003	24.96%

In the period shown in the chart, the highest quarterly return was 11.22% (the second quarter of 2003) and the lowest quarterly return was -18.57% (the third quarter of 2001). The Class A return for the year through September 30, 2004 was 1.03%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years
		(or Life
	1 Year	of Class)
	------	--------
Class A (began on 3-31-2000)
Before Taxes	17.77%	-7.87%
After Taxes on Distributions	17.77%	-7.92%
After Taxes on Distributions
and Sale of Fund Shares	11.55%	-6.16%[1]
Class B (began on 3-31-2000)
Before Taxes	19.85%	-8.03%
Class C (began on 3-31-2000)
Before Taxes	23.72%	-7.35%
Class Y (began on 4-19-2000)
Before Taxes	24.92%	-6.58%
Indexes
S&P 500 Index[2]	28.72%	-6.32%
Lipper Large-Cap Growth
Funds Universe Average[3]	27.00%	-14.35%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Tax-Managed Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.50%	0.70%	0.69%	0.55%
Total Annual Fund
Operating Expenses	1.40%	2.35%	2.34%	1.20%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Class A and Class Y shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee. Effective December 1, 2004, Class B and Class C shares will also be subject to this fee.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$ 993	$1,297	$2,159
Class B Shares	638	1,034	1,356	2,448[1]
Class C Shares	237[2]	731	1,251	2,677
Class Y Shares	122	381	660	1,456

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$993	$1,297	$2,159
Class B Shares	238	734	1,256	2,448[1]
Class C Shares	237	731	1,251	2,677
Class Y Shares	122	381	660	1,456

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Value Fund

An Overview of the Fund

Objective
To provide long-term capital appreciation.

Principal Strategies
Waddell & Reed Advisors Value Fund seeks to achieve its objective by investing in the common stocks of primarily large-cap U.S. and foreign companies. The Fund seeks to invest in stocks that are, in the opinion of WRIMCO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Fund typically invests in large-cap companies, it may invest in securities of any size company.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Value Fund. These include:

  the value of a security believed by WRIMCO to be undervalued may never reach what WRIMCO believes is its full value, or such security's value may decrease the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

The value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors Value Fund is designed for investors who seek long-term capital appreciation. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

2001	8.03%
2002	-15.51%
2003	24.48%

In the period shown in the chart, the highest quarterly return was 12.58% (the fourth quarter of 2003) and the lowest quarterly return was -14.76% (the third quarter of 2002). The Class A return for the year through September 30, 2004 was 3.38%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years
		(or Life
	1 Year	of Class)
	------	--------
Class A (began on 12-15-2000)
Before Taxes	17.33%	2.37%
After Taxes on Distributions	17.13%	2.21%
After Taxes on Distributions
and Sale of Fund Shares	11.33%	1.86%
Class B (began on 12-15-2000)
Before Taxes	19.30%	2.44%
Class C (began on 12-15-2000)
Before Taxes	23.44%	3.52%
Class Y (began on 12-15-2000)
Before Taxes	25.25%	4.88%
Indexes
Russell 1000 Value Index[1]	30.03%	1.21%[2]
Lipper Multi-Cap Value
Funds Universe Average[3]	30.80%	1.83%[2]
Lipper Large-Cap Value
Funds Universe Average[3]	28.27%	-1.05%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on December 31, 2000.3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.45%	0.69%	0.59%	0.23%
Total Annual Fund
Operating Expenses	1.40%	2.39%	2.29%	0.93%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Class A and Class Y shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee. Effective December 1, 2004, Class B and Class C shares will also be subject to this fee.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$ 993	$1,297	$2,159
Class B Shares	642	1,046	1,376	2,478[1]
Class C Shares	232[2]	716	1,226	2,627
Class Y Shares	95	297	515	1,144

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$993	$1,297	$2,159
Class B Shares	242	746	1,276	2,478[1]
Class C Shares	232	716	1,226	2,627
Class Y Shares	95	297	515	1,144

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Vanguard Fund, Inc.

An Overview of the Fund

Objective
To provide appreciation of your investment.

Principal Strategies
Waddell & Reed Advisors Vanguard Fund (formerly United Vanguard Fund, Inc.SM) seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by growth-oriented large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. Although WRIMCO anticipates the majority of the Fund's investments to be in large-cap companies, the Fund may invest in companies of any size.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include:

  the company's market position, product line, technological position and prospects for increased earnings the management capability of the company being considered
  the short-term and long-term outlook for the industry being analyzed changes in economic and political conditions

WRIMCO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIMCO anticipates a development that might have an effect on the value of a security.

In general, WRIMCO may sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Vanguard Fund. These include:

  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the skill of WRIMCO in evaluating and selecting securities for the Fund

The Fund may invest a portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors Vanguard Fund is designed for investors seeking long-term investment growth. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Vanguard Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past 10 calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1994	6.16%
1995	24.73%
1996	7.54%
1997	19.77%
1998	31.21%
1999	43.91%
2000	-1.07%
2001	-24.67%
2002	-20.41%
2003	30.13%

In the period shown in the chart, the highest quarterly return was 31.10% (the fourth quarter of 1999) and the lowest quarterly return was -21.86% (the first quarter of 2001). The Class A return for the year through September 30, 2004 was -4.19%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	------	--------	--------
Class A
Before Taxes	22.65%	0.92%	8.89%
After Taxes on Distributions	22.65%	0.03%	6.77%
After Taxes on Distributions
and Sale of Fund Shares	14.72%	1.13%[1]	7.09%
Class Y (began on 9-8-1995)
Before Taxes	30.70%	2.45%	7.76%
Class B (began on 10-4-1999)
Before Taxes	24.60%	-2.04%
Class C (began on 10-4-1999)
Before Taxes	28.60%	-1.67%
Indexes
S&P 500 Index[2]	28.72%	-0.58%	11.07%
Lipper Large-Cap Growth Funds
Universe Average[3]	27.00%	-3.87%	7.51%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Vanguard Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.68%	0.68%	0.68%	0.68%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.29%	0.70%	0.49%	0.19%
Total Annual Fund
Operating Expenses	1.22%	2.38%	2.17%	0.87%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Class A and Class Y shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee. Effective December 1, 2004, Class B and Class C shares will also be subject to this fee.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$692	$ 939	$1,206	$1,965
Class B Shares	641	1,042	1,369	2,422[1]
Class C Shares	220[2]	678	1,163	2,501
Class Y Shares	89	277	481	1,070

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$692	$939	$1,206	$1,965
Class B Shares	241	742	1,269	2,422[1]
Class C Shares	220	678	1,163	2,501
Class Y Shares	89	277	481	1,070

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Additional Information about Principal Investment Strategies, Other Investments and Risks

Waddell & Reed Advisors Accumulative Fund: The Fund seeks to achieve its primary objective of capital growth and its secondary goal of current income by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. and foreign companies, the risks of which are, in WRIMCO's opinion, consistent with the Fund's objectives. Generally, the Fund invests in companies with large market capitalizations that, in WRIMCO's opinion, have slightly higher market volatility and slightly higher growth rates than other stocks. There is no guarantee, however, that the Fund will achieve its objectives.

Market risk for small to medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies, and growth stocks in general, may experience volatile trading and price fluctuations.

As a temporary defensive measure, at times when WRIMCO believes that common stocks do not offer a good investment opportunity, the Fund may hold up to all of its assets in: cash; debt securities, typically of investment grade, including bonds rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality; preferred stock; or common stocks that WRIMCO chooses for their reduced volatility rather than for their growth potential. By taking a temporary defensive position in any of these ways, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors Accumulative Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's Statement of Additional Information (SAI).

Waddell & Reed Advisors Asset Strategy Fund: The Fund seeks to achieve its objective of high total return over the long term by allocating its assets primarily among a diversified portfolio of stocks, bonds and short-term instruments. There is no guarantee, however, that the Fund will achieve its objective.

Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer. The Fund may also invest up to 100% of its assets in foreign securities.

WRIMCO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's objective. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Fund.

Generally, the mix of assets in the Fund will change from time to time depending on WRIMCO's assessment of the market for each investment type. Some types of investments, such as indexed securities, may fall into more than one category.

WRIMCO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock allocation during stock market down cycles and typically increasing the stock allocation during periods of strongly positive market performance. Generally, WRIMCO makes asset shifts gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.

The Fund may also seek to reduce or hedge the risks of investing in certain gold-related securities by investing in options on gold or in futures contracts on gold.

As a temporary defensive measure, the Fund may increase its holdings in bonds or short-term instruments when WRIMCO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value; the Fund may also invest in derivative instruments for both defensive and speculative purposes. WRIMCO may, as a temporary defensive measure, invest up to all of the Fund's assets in:

  money market instruments rated in one of the two highest rating categories by any NRSRO, or unrated securities judged by WRIMCO to be of equivalent quality precious metals

Although WRIMCO may seek to preserve appreciation in the Fund by taking a temporary defensive position, doing so may prevent the Fund from achieving its investment objective.

Risks. An investment in Waddell & Reed Advisors Asset Strategy Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Low-rated Securities Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Continental Income Fund: The Fund seeks to achieve its primary objective to provide current income to the extent that, in WRIMCO's opinion, market and economic conditions permit, and its secondary objective of long term appreciation of capital, by investing primarily in a diversified portfolio of income-producing securities of U.S. and, to a lesser extent, foreign issuers. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund typically purchases securities due to the dividends or interest payable and/or a likely increase in value. In general, the Fund invests a portion of its total assets in either debt securities, preferred stocks, or both, in order to provide income and relative stability of capital. The Fund owns common stocks in order to provide possible appreciation of capital and some dividend income. The Fund may also invest in convertible securities.

Normally, the Fund invests at least 25% of its total assets in debt securities and/or preferred stocks. The Fund will ordinarily not invest more than 75% of its total assets in common stocks, although it may invest up to all of its assets in common stocks if, in WRIMCO's judgment, this is advisable due to unusual market or economic conditions.

In its equity investments, the Fund invests primarily in medium to large, well-established companies, that typically issue dividend producing securities. The majority of the Fund's debt holdings are either U.S. government securities or investment grade corporate bonds, that include bonds rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund has no limitations on the range of maturities of debt securities in which it may invest. The Fund may also invest in foreign securities.

WRIMCO may look at a number of factors in selecting securities for the Fund. For equity investments, it may emphasize a blend of value and growth potential. For value securities, WRIMCO looks for undervalued companies whose asset value or earnings power is not reflected in the price of their stock. In selecting growth securities, it seeks to identify securities whose earnings are likely to grow faster than the economy. In selecting debt securities for the Fund, WRIMCO seeks high-quality securities with minimal credit risk.

Generally, in determining whether to sell an equity security, WRIMCO uses a similar analysis that it uses when buying securities in order to determine if the equity security is still undervalued or has ceased to offer the desired growth potential. In determining whether to sell a debt security, WRIMCO considers whether the debt security continues to maintain minimal credit risk. WRIMCO may also sell a security if the security ceases to produce income or otherwise to take advantage of attractive investment opportunities and/or to raise cash.

At times, when WRIMCO believes that a temporary defensive position is desirable or to achieve income, the Fund may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, however, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors Continental Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Core Investment Fund: The Fund seeks to achieve its objectives of capital growth and income, with a primary emphasis on income, by investing, during normal market conditions, in common stocks of large, high-quality U.S. and, to a lesser extent, foreign companies that are well known, have been consistently profitable and have dominant positions in their industries. It is possible that the universe of appropriate income-producing stocks may be limited and may, from time to time, decrease. As such, there is no guarantee that the Fund will achieve its objectives.

When WRIMCO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (typically, investment grade), including commercial paper and short-term U.S. government securities, and/or preferred stocks. However, by taking a temporary defensive position, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors Core Investment Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Dividend Income Fund: The Fund seeks to achieve its objectives of income and long-term capital growth by investing primarily in dividend-paying common stocks that WRIMCO believes also demonstrate favorable prospects for long-term capital growth. There is no guarantee, however, that the Fund will achieve its objectives. Although major changes tend to be infrequent, the Board of Directors of the Fund may change that Fund's investment objectives without seeking shareholder approval.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying securities.

Although the Fund primarily invests in domestic securities it may invest up to 25% of its total assets in foreign securities.

While the Fund invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its objectives. To the extent the Fund invests in debt securities, the Fund intends to primarily invest in investment grade debt securities.

At times, when WRIMCO believes that a temporary defensive position is desirable or to achieve income, the Fund may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, however, the Fund may not achieve its objective.

Risks. An investment in Waddell & Reed Advisors Dividend Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors International Growth Fund: The Fund seeks to achieve its primary objective of long-term capital appreciation, and its secondary objective of current income, by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years. The Fund may invest in any geographic area and within various sectors. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of such derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of the Fund's investment manager as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

When WRIMCO believes that a temporary defensive position is desirable, it may invest up to all of the Fund's assets in debt securities (including commercial paper and short-term U.S. government securities) and/or preferred stocks; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; it may use forward currency contracts to hedge specific foreign currencies; and it may also invest up to all of the Fund's assets in domestic securities. By taking a temporary defensive position, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors International Growth Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors New Concepts Fund: The Fund seeks to achieve its objective of growth of your investment by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Midcap® Growth Index (Russell Midcap) and that WRIMCO believes offer above-average growth potential. For this purpose, the Fund considers a company's capitalization at the time the Fund acquires the company's securities, and the company need not be listed in the Russell Midcap. Companies whose capitalization falls outside the range of the Russell Midcap after purchase continue to be considered medium capitalization companies for purpose of the Fund's investment policy. There is no guarantee, however, that the Fund will achieve its objective.

In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade. The Fund may also invest up to 10% of its total assets in foreign securities, but only those that are exchange-traded or quoted on an automatic quotations system; represented by American Depositary Receipts traded in the U.S.; or issued or guaranteed by a foreign government (or any of its subdivisions, agencies or instrumentalities).

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities including commercial paper and short-term securities issued by the U.S. government or its agencies or instrumentalities, preferred stocks or both. As well, the Fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. The Fund may also use options and futures contracts for defensive purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors New Concepts Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Retirement Shares: The Fund seeks to achieve its objective to provide the highest long-term total investment return as is, in WRIMCO's opinion, consistent with reasonable safety of capital through a diversified portfolio and will invest substantially all of its assets in common stocks, convertible securities and debt securities of U.S. and foreign issuers. The Fund may also invest in preferred stocks. The Fund may invest varying proportions of its assets in all of these securities, depending on WRIMCO's analysis of what types of securities, or what proportions, are likely to achieve the Fund's objective. There is no guarantee, however, that the Fund will achieve its objective.

Since the Fund's objective is long-term total investment return, WRIMCO does not attempt to make quick shifts between the types of securities to take advantage of what it considers to be short-term market or economic trends, but rather attempts to find investment opportunities based on its analysis of long-term prospects for capital growth, capital stability and income.

The Fund may invest a limited portion, not to exceed 10% of its total assets, in non-investment grade debt securities. The Fund may also invest up to 10% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or money market instruments. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Retirement Shares is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Initial Public Offering Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Science and Technology Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of science and technology companies. Science and technology companies are companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business, itself, is not within the science and technology industries. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may invest in, but is not limited to, areas such as:

  aerospace and defense electronics
  biotechnology
  business machines
  cable and broadband access
  communications and electronic equipment
  computer software and services
  computer systems
  electronics and energy
  electronic media
  genomics
  internet and internet-related services
  medical devices and drugs
  medical and hospital supplies and services
  office equipment and supplies

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Fund may invest a limited amount of its assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. government securities or other debt securities, mostly of investment grade. The Fund may also invest in options and futures contracts for hedging purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Science and Technology Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Initial Public Offering Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Small Cap Fund: The Fund seeks to achieve its objective of growth of capital by investing primarily in common stocks of small cap companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may occasionally invest in securities of larger companies that, in WRIMCO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.

The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Russell 2000® Growth Index after purchase will not be sold solely because of its increased capitalization.

In addition to common stocks, the Fund may invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 10% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund may also invest in more established companies, such as those with longer operating histories than many small cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the Fund's position size in any particular security. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Small Cap Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Initial Public Offering Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Tax-Managed Equity Fund: The Fund seeks to achieve its objective of long-term growth of capital while minimizing distributions of taxable gains and income to shareholders by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will, likely, grow over time. There is no guarantee, however, that the Fund will achieve its objective.

The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of realized net short-term gains (taxed as ordinary income), as well as distributions of realized net long-term gains. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed).

WRIMCO ordinarily uses one or more of the following strategies in its management of the Fund:

  a long-term, low turnover approach to investing
  an emphasis on lower-yielding securities to require distribution of little, if any, taxable income an attempt to avoid net realized short-term gains
  in the sale of portfolio securities, selection of the most tax-favored lots selective tax-advantaged hedging techniques as an alternative to taxable sales

The Fund may invest in preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Notwithstanding the Fund's use of tax-management investment strategies, the Fund may have taxable income and may recognize capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large undistributed realized capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. As well, state or Federal tax laws or regulations may be amended at any time and may include adverse changes to applicable tax rates or capital gain holding periods.

Risks. An investment in Waddell & Reed Advisors Tax-Managed Equity Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Value Fund: The Fund seeks to achieve its objective to seek long-term appreciation of capital by investing primarily in the stocks of large U.S. and foreign companies that are, in the opinion of WRIMCO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. The Fund may invest in foreign securities, primarily to provide additional opportunities to invest in quality overlooked growth stocks. There is no guarantee, however, that the Fund will achieve its objective.

Although major changes tend to be infrequent, the Board of Directors of the Fund may change the Fund's investment objectives without seeking shareholder approval.

WRIMCO utilizes both fundamental research and quantitative analysis to identify securities for the Fund. The Fund will typically invest in core value stocks: stocks of companies in industries that have relatively lower price-to-earnings ratios than growth stocks. The Fund may also invest in growth stocks that are, in WRIMCO's opinion, temporarily undervalued.

WRIMCO utilizes both a "top-down" (assess the market environment) and a "bottom-up" (research individual issuers) analysis in its selection process. WRIMCO considers numerous factors in its analysis of issuers and stocks, including the following:

  intrinsic value of the company not reflected in the stock price historical earnings growth
  future expected earnings growth
  company's position in its respective industry
  industry conditions
  competitive strategy
  management capabilities
  free cash flow potential

The Fund will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or it has performed below WRIMCO's expectations.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Value Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Vanguard Fund: The Fund seeks to achieve its objective of appreciation of your investment through a diversified holding of securities, primarily those issued by large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities and sustainable competitive advantage. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 20% of its total assets in foreign securities.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities ( including commercial paper and short-term U.S. government securities), preferred stocks or both. The Fund may also use options and futures contracts for defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Vanguard Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

All Funds

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments and, with respect to Waddell & Reed Advisors Asset Strategy Fund, on WRIMCO's skill in allocating assets.

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its objectives. For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and precious metals involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Each Fund may actively trade securities in seeking to achieve its objectives. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which would increase your taxable income. Factors that can lead to active trading for any fund include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a fund's market capitalization target, and the need to sell a security to meet redemption activity.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in each Fund's SAI.

Defining Risks

Company Risk -- An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Concentration Risk -- If a Fund invests more than 25% of its total assets in a particular industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Credit Risk -- An issuer of a debt security (including mortgage-backed securities) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and therefore in the NAV of a Fund. Also, a change in the quality rating of a debt security can affect the security's liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on WRIMCO's analysis of credit risk more heavily than usual.

Diversification Risk -- A Fund is subject to diversification risk if the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (a Fund is considered diversified, as defined in the Investment Company Act of 1940, as amended (1940 Act), if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio). The Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund with a more diversified investment portfolio.

Extension Risk -- Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Risk -- Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk -- The Funds may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent a Fund's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Funds from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk -- Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than U.S. markets. Investing in foreign securities may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

The value of securities issued by companies located in emerging market countries may be subject to greater volatility than foreign securities issued by companies in developed markets. Risks of investing in foreign securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of legal structures governing private and foreign investment and private property.

Growth Stock Risk -- Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Income Risk -- The Fund may experience a decline in its income due to falling interest rates.

Initial Public Offering Risk -- A Fund may not be able to sustain the positive effect on performance that may result from investments in initial public offerings (IPOs). Investments in IPOs can have a significant positive impact on the Fund's performance. The positive effect of investments of IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Fund grows.

Interest Rate Risk -- The value of a debt security, mortgage-backed security or fixed income obligation may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Large Company Risk -- A Fund with a portfolio of large capitalization company securities may underperform the market as a whole.

Low-rated Securities Risk -- In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

Market Risk -- All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth an earlier time. Market risk may affect a single issuer or the market as a whole.

Mid Size Company Risk --Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Prepayment Risk -- Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate. As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities. As a result, a Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline of the Fund's income.

Small Company Risk -- Equity securities of small capitalization companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Value Stock Risk -- Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the investment manager's opinion, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be is its full value, or such security's value may decrease.

Your Account

Choosing a Share Class

Each class of shares offered in this prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $1 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25% For an investment of $1 million or more, only Class A shares are available	Maximum distribution and service (12b-1) fees of 1.00% Converts to Class A shares eight years after the month in which the shares were purchased, thus reducing future annual expenses	Maximum distribution and service (12b-1) fees of 1.00% Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $300,000 or more, your financial advisor typically will recommend purchase of Class A shares due to a reduced sales charge and lower annual expenses

1A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B and Class C shares. Such Plans permit the Funds to pay marketing and other fees to support the sale and distribution of each Class of shares and the services provided to you by your financial advisor. Under the Class A Plan, a Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a service fee of up to 0.25% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the NASD rules as then in effect.

Since these fees are paid out of a fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower net asset value than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. The term "offering price," as used in the table below, includes the applicable initial sales charge. As noted, Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of Class A are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price	Invested	Price[1]
--------	-----------	----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Until February 28, 2005, Legend Equities Corporation (Legend) receives a dealer reallowance in the full amount of the Class A shares charge.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see each Fund's SAI for more information.

Sales Charge Reductions and Waivers

Lower sales charges on the purchase of Class A shares are available by:

  Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the net asset value (NAV) of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform Waddell & Reed that you are entitled to a reduced sales charge and provide Waddell & Reed with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. it is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from Waddell & Reed, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under an LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included.
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any of categories 1 through 7 listed below may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other of these categories:

1.         Purchases by you for your own account (including purchases under the Waddell & Reed Advisors Funds Revocable Trust Form);

2.         Purchases by your spouse for his or her own account (including purchases under the Waddell & Reed Advisors Funds Revocable Trust Form);

3.         Purchases by you or your spouse for your joint account;

4.         Purchases by you or your spouse for the account of your child under age 21;

5.         Purchase by any custodian for your or your spouse's child in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA) account;

6.         Purchases by you or your spouse for your or your spouse's individual retirement account (IRA), salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the Code), provided that such purchases are subject to a sales charge (see "Waivers for Certain Investors" and "Waivers for Certain Transactions" below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that investment), tax-sheltered annuity account (TSA) or Keogh plan account, provided that you and your spouse are the only participants in the Keogh plan; and

7.         Purchases by a trustee under a trust where you or your spouse is the settlor (the person who establishes the trust).

For the foregoing categories, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under other retirement plans:

1.         All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan;

2.         All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Code (a "qualified plan") that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All qualified plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3.         All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described in categories 1 through 7 listed above.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management, Inc. are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed, Inc. and Legend the grouping privileges described above, including Rights of Accumulation and Letter of Intent, also apply to the corresponding classes of shares of funds in the Ivy Family of Funds.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

  The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals
  Until February 28, 2005, clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within 60 days of such redemption
  Retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs
  Direct Rollovers from the Waddell & Reed Advisors Retirement Plan
  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records
  Participants in a 401(a) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and are segregated from any other retirement plan assets
  Friends of the Firm which include certain persons who have an existing relationship with Waddell & Reed or any of its affiliates
  Certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of certain Waddell & Reed Advisors Funds
  Effective November 1, 2004, clients investing via a Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed, Inc.

Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

  Exchange of Class A shares of any fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares
  One-Time Reinvestment of all or part of the proceeds of redemption of your Class A shares of a Fund in Class A shares of the Fund, if the reinvestment is made within 45 days of the Fund's receipt of your redemption request
  Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, if such loans are permitted by the plan and the plan may invest in shares of the Fund

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, on the Funds' website at www.waddell.com which includes hyperlinks to facilitate access to this information. You will also find more information in each Fund's SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted above, Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on November 10, 2004, then redeems all Class B shares on November 8, 2005, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you will pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for seven years or longer, Class C shares may not be appropriate.

Waddell & Reed pays 4.00% of the amount invested to dealers who sell Class B shares and 1.00% of the amount invested to dealers who sell Class C shares.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to Waddell & Reed redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, a Keogh plan or a custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Directors of the Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in the systematic withdrawal service offered by a Fund, subject to the limitations on the service as further disclosed in each Fund's SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions the proceeds of which are reinvested within 45 days in shares of the same class of the Fund as that redeemed redemptions of Fund shares exchanged for shares of the corresponding Class of any fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500 redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund for select Waddell & Reed Advisors Funds, redemptions made by shareholders that have purchased shares of the Funds through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative and recordkeeping services

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which may require certain notice.

Class Y shares are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services government entities or authorities and corporations whose investment within the first 12 months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services certain retirement plans and trusts for employees and financial advisors of Waddell & Reed and its affiliates
  Waddell & Reed InvestEd Portfolios, Inc.

Additional dealer compensation
Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor; the 12(b)-1 fee paid by the class of shares of the Fund that you own; as well as payments by Waddell & Reed and its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the class of share you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and may be required by the intermediary in order for the Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary's established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from Waddell & Reed or its affiliates for providing related sub-transfer agency and other services.

Waddell & Reed may also compensate an intermediary and/or financial advisor for Waddell & Reed's participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. Waddell & Reed may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary's established policies.

Compensation arrangements such as those described above are undertaken to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult each Fund's SAI for additional information regarding compensation arrangements with intermediaries.

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans
To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.

  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For 2004 and 2005, the Annual Dollar Limit is $3,000 and $4,000, respectively. For individuals who have attained age 50 by the last day of the calendar year for which a contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for 2004 and 2005. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year.
  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year. An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary.
  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.
  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.
  Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $41,000 for 2004.
  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.
  403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.
  457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Buying Shares

You may buy shares of each of the Funds through Waddell & Reed and its financial advisors or through advisors of Legend. Certain Waddell & Reed Advisors Funds may also be purchased through non-affiliated third parties that have selling arrangements with Waddell & Reed. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

Waddell & Reed generally will not accept new account applications to establish an account with non-U.S. address (APO/FPO addresses are acceptable) or for a non-resident alien.

By mail: To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

 By telephone or internet: To purchase Class A, B or C shares of a Fund by wire or by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase. Please call 888.WADDELL (888.923.3355) to report your purchase, or fax the information to 800.532.2749. You should then instruct your bank to use the bank information listed immediately below. For internet transactions, you may not execute trades greater than $25,000. You may purchase Class Y shares by calling 800.532.2783 or faxing instructions to 800.532.2749. If you need to establish an account for Class Y shares, you must first call 800.532.2783 to obtain an account number. You may then mail a completed application to Waddell & Reed at the above address, or fax it to 800.532.2749.

Please instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

The price to buy a share of a Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of a Fund's NAV:

  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for a Fund, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of that Fund's Board of Directors.

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. the payment may be delayed for up to 10 days from the date of purchase to ensure that your previous investment has cleared.
  You may purchase shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in networking through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:
To Open an Account	$500 (per Fund)

For certain exchanges	$100 (per Fund)

For accounts opened with Automatic Investment Service	$50 (per Fund)

For accounts established through payroll deductions	Any amount

To Add to an Account	Any amount

For certain exchanges	$100 (per Fund)

For Automatic Investment Service	$25 (per Fund)

For Class Y:
To Open an Account
For a government entity or authority or for a corporation	$10 million
(within first 12 months)

For other eligible investors	Any amount

To Add to an Account	Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

By mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

By telephone and internet: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8. See "Buying Shares" for additional information.

By Automatic Investment Method: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer ("EFT") and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any applicable CDSC and/or redemption fee.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable special requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed Services Company (WRSCO) will send a check to the address on the account. For your protection, the address of record must not have changed within 30 days prior to your redemption request.

By telephone: If you have elected this method in your application or by subsequent authorization, you may receive payment of your redemption proceeds via direct ACH for any shares you hold, or via wire if you hold Class Y shares. To redeem your shares, if you hold Class A, B or C shares of a Fund, call 888.WADDELL, or fax your request to 800.532.2749, and give your instructions to redeem your shares via ACH. If you hold Class Y shares, call 800.532.2783 or fax your request to 800.532.2749 and give your instructions to redeem your shares via ACH or via wire. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days).

For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone can only be accepted for amounts up to $50,000.

By internet: You need to have selected the internet option on your Account Application. Once your request for this option has been processed (which may take up to 10 days), you may place your redemption order at www.waddell.com. For your protection, your redemption proceeds will be mailed to your address of record, which must not have been changed within 30 days prior to your redemption request. Requests by internet can only be accepted for amounts up to $50,000.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC and/or redemption fee, after receipt of a request for redemption in good order by WRSCO or other authorized Fund agent as described above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in networking through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person.
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Funds reserve the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and 60 days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to changes in the market.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 45 days after such redemption. Waddell & Reed will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class A shares of a Fund, once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Funds' transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888.WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

  obtain information about your accounts
  obtain price information about other funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.
  obtain a Fund's current prospectus, SAI, annual report, or other information about each Fund request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
  quarter-to-date statements (quarterly)
  year-to-date statements (after end of fourth quarter)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus, annual and semiannual reports of the Funds may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.waddell.com to view and/or download these documents, as well as other information about each Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the "Access Your Account" feature available via waddell.com.

Exchange Privileges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Waddell & Reed Advisors Cash Management, Inc. are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management, Inc. shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid (or represent reinvestment of dividends and distributions paid on such shares). You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of Waddell & Reed Advisors Cash Management, Inc.

For clients of Waddell & Reed and Legend, these same exchange privileges also apply to the corresponding classes of shares in the Ivy Family of Funds.

Shares of Waddell & Reed Advisors Accumulative Fund that were acquired as a result of the merger of Ivy Growth Fund into Waddell & Reed Advisors Accumulative Fund effected June 16, 2003 (and any additional shares of Waddell & Reed Advisors Accumulative Fund purchased or acquired through reinvestment of distributions) may be exchanged only for shares of the same class of a fund in the Ivy Family of Funds. They may not be exchanged for the shares of any other Fund in the Waddell & Reed Advisors Funds.

As of December 1, 2003, Class B and Class C shares of Waddell & Reed Advisors Cash Management, Inc. are not available for direct investment; therefore, you may now utilize Class A shares of Waddell & Reed Advisors Cash Management, Inc. for your Funds Plus Service into Class A, B or C shares of a non-money market Fund. Please see each Fund's SAI for additional information.

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and Ivy Family of Funds may only be sold within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

Important Exchange Information

  You must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Waddell & Reed Advisors Cash Management, Inc., and in certain situations you may exchange Class A shares of Waddell & Reed Advisors Cash Management, Inc. for Class B or Class C shares of any of the other Funds).
  Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

How to Exchange

By mail: Send your written exchange request to WRSCO at the address listed under "Selling Shares."

By telephone: Call Waddell & Reed at 888.WADDELL to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. Waddell & Reed employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, Waddell & Reed may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You may be allowed to exchange by internet if (1) you have established the internet investment option; and (2) you can provide proper identification information.

Excessive Short-Term Trading Policy

The Funds are intended for long-term investment purposes. The Funds may take reasonable steps to seek to deter excessive short-term trading in their shares. Excessive short-term trading into and out of a Fund may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Excessive short-term trading may also increase the expenses of WRSCO and/or Waddell & Reed, thereby indirectly affecting the Fund's shareholders. A Fund may limit, suspend, and/or permanently terminate, the exchange privilege of any investor and may reject future purchases of Fund shares by such investor at any time. In addition, each Fund reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. In exercising any of the foregoing rights, a Fund may consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part by a Fund. Transactions placed in violation of this policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Although the Funds, Waddell & Reed and WRSCO will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify by the use of omnibus accounts by those intermediaries, mainly due to the fact that the intermediary maintains the underlying shareholder account, and the Fund cannot identify transactions by underlying investors. Transactions accepted by a financial intermediary in violation of the Funds' policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

Redemption Fee/Exchange Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, the Funds currently deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A or Class Y shares after holding them less than five days (less than 30 days for Waddell & Reed Advisors International Growth Fund). Effective December 1, 2004, the same redemption fee and time periods will also apply to any redemption or exchange proceeds if your sell or exchange your Class B or Class C shares. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

A Fund's redemption fee will not be assessed against:

  certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Funds, sufficient information to impose a redemption fee on their customers' accounts

  (i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

  shareholder accounts participating in Strategic Portfolio Allocation (SPA), Managed Allocation Portfolios (MAP) and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service.

  shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Funds' behalf.

In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service

To move money from your bank account to an existing Fund account
Minimum Amount	Frequency
$25 (per Fund)	Monthly

Funds Plus Service

To move money from Waddell & Reed Advisors Cash Management, Inc. Class A to a Fund whether in the same or a different class
Minimum Amount	Frequency
$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Usually, a Fund declares dividends from net investment income and pays them at the following times:

quarterly in March, June, September and December:
         Waddell & Reed Advisors Asset Strategy Fund
         Waddell & Reed Advisors Continental Income Fund
         Waddell & Reed Advisors Core Investment Fund
         Waddell & Reed Advisors Dividend Income Fund
         Waddell & Reed Advisors Retirement Shares

semiannually in June and December:
         Waddell & Reed Advisors Accumulative Fund
         Waddell & Reed Advisors International Growth Fund
         Waddell & Reed Advisors Science and Technology Fund
         Waddell & Reed Advisors Vanguard Fund

annually in December:
         Waddell & Reed Advisors New Concepts Fund
         Waddell & Reed Advisors Small Cap Fund
         Waddell & Reed Advisors Tax-Managed Equity Fund
         Waddell & Reed Advisors Value Fund

Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

  Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.
  Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from a Fund's investment company taxable income (which includes the excess of net short-term capital gain over net long-term capital loss and net gain from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" and eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. "Qualified dividend income" received by noncorporate shareholders who satisfy certain holding period requirements with respect to their Fund shares is taxed as net capital gain. The portion of the dividends a Fund pays that is attributable to "qualified dividend income" it receives will qualify for such treatment in the hands of its noncorporate shareholders who satisfy certain holding period requirements with respect to their Fund shares.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within 90 days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds without paying a sales charge due to the 45-day reinvestment privilege or exchange privilege. See "Your Account -- Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. Each Fund must withhold a portion of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding is also required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; you will find more information in each Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Funds

Portfolio Management

Each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. (Funds) is managed by WRIMCO, subject to the authority of each Fund's Board of Directors. WRIMCO provides investment advice to the Funds and supervises each Fund's investments. WRIMCO and/or its predecessor have served as investment manager to the Funds since the inception of each registered investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Prior to June 30, 2003, each of the Funds in the Ivy Funds, Inc. (formerly, W&R Funds, Inc.) was also managed by WRIMCO. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. to Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WRIMCO. WRIICO is also the investment manager for Ivy Funds, which together with Ivy Funds, Inc. comprise the Ivy Family of Funds.

Waddell & Reed Advisors Accumulative Fund and Waddell & Reed Advisors Tax-Managed Equity Fund: Barry M. Ogden is primarily responsible for the management of Waddell & Reed Advisors Accumulative Fund and Waddell & Reed Advisors Tax-Managed Equity Fund. Mr. Ogden has held his Fund responsibilities for Waddell & Reed Advisors Accumulative Fund since April 1, 2004, and for Waddell & Reed Advisors Tax-Managed Equity Fund. since January 2002. From February 2001 through March 2004, Mr. Ogden had served as Assistant Portfolio Manager for Waddell & Reed Advisors Accumulative Fund. He is Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of another investment company for which WRIICO serves as investment manager. Mr. Ogden had served as Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since 1994. He graduated from the University of Kansas with a BS degree in accounting, and has earned the designation of Certified Public Accountant. Mr. Ogden is also a Chartered Financial Analyst.

Waddell & Reed Advisors Asset Strategy Fund: Michael L. Avery is primarily responsible for the management of the equity portion of Waddell & Reed Advisors Asset Strategy Fund and has managed this portion of the Fund since January 1997. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February 1994, has served as the Director of Research for WRIMCO and its predecessor since August 1987 and has been an employee of such since June 1981. He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of Waddell & Reed Advisors Asset Strategy Fund and has managed this portion of the Fund since January 1997. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. Mr. Vrabac is also the Head of Fixed Income for WRIMCO and WRIICO. Mr. Vrabac has been an employee of WRIMCO since May 1994. He earned a BA degree in economics from Duquesne University, and holds an MBA with emphasis in Investments and Finance from Indiana University.

Waddell & Reed Advisors Continental Income Fund: Cynthia P. Prince-Fox is primarily responsible for the management of Waddell & Reed Advisors Continental Income Fund. Ms. Prince-Fox has held her Fund responsibilities since February 1993. She is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. Ms. Prince-Fox is also Co-Chief Investment Officer, Vice President and Portfolio Manager for Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO. Ms. Prince-Fox has served as the portfolio manager for investment companies managed by WRIMCO since January 1993. From 1983 to January 1993 Ms. Prince-Fox served as an investment analyst for WRIMCO and its predecessor. She holds a BBA degree in Finance from St. Mary's University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

Waddell & Reed Advisors Core Investment Fund: James D. Wineland is primarily responsible for the management of Waddell & Reed Advisors Core Investment Fund and has held his Fund responsibilities since July 1997. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since January 1988 and has been an employee of such since November 1984. He graduated from the United States Military Academy at West Point, and earned an MBA at the University of Kansas. Mr. Wineland is a Chartered Financial Analyst.

Erik R. Becker has served as Assistant Portfolio Manager for Waddell & Reed Advisors Core Investment Fund since August 2003, in addition to his duties as a research analyst and as an Assistant Portfolio Manager for other funds managed by WRIMCO or WRIICO. He is Assistant Vice President of WRIICO and WRIMCO and has been an employee of WRIMCO since 1999. Mr. Becker earned a BBA degree in finance, investment and banking and an MS in finance from the University of Wisconsin-Madison. He is currently pursuing the Chartered Financial Analyst designation.

Waddell & Reed Advisors Dividend Income Fund: David P. Ginther is primarily responsible for the management of the Waddell & Reed Advisors Dividend Income Fund and has held his Fund responsibilities since the inception of the Fund. He is Vice President of WRIMCO and WRIICO, Vice President of the Fund and assistant portfolio manager or portfolio manager for other investment companies managed by WRIMCO and WRIICO. He has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

Waddell & Reed Advisors International Growth Fund: Thomas A. Mengel is primarily responsible for the management of Waddell & Reed Advisors International Growth Fund and has held his Fund responsibilities since May 1996, when he joined WRIMCO. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. He is a graduate of the University of Berlin with a degree in Business, Finance and Economics.

Waddell & Reed Advisors New Concepts Fund: Kimberly A. Scott is primarily responsible for the management of Waddell & Reed Advisors New Concepts Fund and has held her Fund responsibilities since February 2001. She is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of another investment company managed by WRIICO. Ms. Scott served as an investment analyst with WRIMCO from April 1999 to February 2001. Ms. Scott earned a BS degree in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. She is a Chartered Financial Analyst.

Waddell & Reed Advisors Retirement Shares: Charles W. Hooper, Jr. is primarily responsible for the management of Waddell & Reed Advisors Retirement Shares. Mr. Hooper has held his Fund responsibilities since April 1999. He is Senior Vice President of WRIMCO and WRIICO and Vice President of the Fund. Mr. Hooper holds a BBA degree from Southern Methodist University, and earned a Bachelor of Foreign Trade from the Thunderbird Graduate School of International Management.

Waddell & Reed Advisors Science and Technology Fund: Zachary H. Shafran is primarily responsible for the management of Waddell & Reed Advisors Science and Technology Fund. Mr. Shafran has held his Fund responsibilities since February 2001. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. Mr. Shafran has served as the portfolio manager for investment companies managed by WRIMCO since January 1996. He served as an investment analyst with WRIMCO from June 1990 to January 1996. Mr. Shafran earned a BSBA degree in Business and an MBA with an emphasis in Finance from the University of Missouri at Kansas City.

Gustav C. Zinn has served as Assistant Portfolio Manager for Waddell & Reed Advisors Science and Technology Fund since July 2003, in addition to his duties as a research analyst and as an Assistant Portfolio Manager for other funds managed by WRIMCO or WRIICO. He is Vice President of WRIMCO and WRIICO and has been an employee of WRIMCO since 1998. Mr. Zinn earned a BBA degree and a Masters of Finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Waddell & Reed Advisors Small Cap Fund: Gilbert C. Scott is primarily responsible for the management of Waddell & Reed Advisors Small Cap Fund. Mr. Scott has held his Fund responsibilities since August 2003. He is Senior Vice President of WRIMCO and WRIICO. Mr. Scott joined Waddell & Reed in 1997 and has been assistant portfolio manager of small cap institutional accounts since September 2000. He earned a BBA degree in finance from the University of Massachusetts, and an MBA from the University of Texas. Mr. Scott is a Chartered Financial Analyst.

Waddell & Reed Advisors Value Fund: Matthew T. Norris is primarily responsible for the management of Waddell & Reed Advisors Value Fund. He has held his Fund responsibilities since July 2003. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. From January 2000 to June 2003, Mr. Norris was a Portfolio Manager for Advantus Capital Management, Inc. He joined Advantus Capital Management, Inc. in December 1997, first serving as an Analyst and later as a Senior Analyst. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered Financial Analyst.

John C. Maxwell has served as Assistant Portfolio Manager for Waddell & Reed Advisors Value Fund since July 2003, in addition to his duties as a research analyst and as an Assistant Portfolio Manager for another fund managed by WRIMCO. He is Vice President of WRIMCO and WRIICO and has been an employee of WRIMCO since 1998. Mr. Maxwell earned a BS degree from the University of Kentucky, and an MBA from the Johnson Graduate School of Management, Cornell University. He is a Chartered Financial Analyst.

Waddell & Reed Advisors Vanguard Fund: Daniel P. Becker is primarily responsible for the management of Waddell & Reed Advisors Vanguard Fund. Mr. Becker has held his Fund responsibilities since July 1997. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in that Fund's SAI.

The management fee is payable by a Fund at the annual rates of:

Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors Dividend Income Fund, Waddell & Reed Advisors Retirement Shares, Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund and Waddell & Reed Advisors Small Cap Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

Waddell & Reed Advisors Tax-Managed Equity Fund: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion

Management fees for each Fund as a percent of its net assets for its fiscal year ended June 30, 2004, were:

Fund	Management Fees Paid[1]	Management Fee without voluntary waiver[1]
Waddell & Reed Advisors Accumulative Fund	0.68%	N/A
Waddell & Reed Advisors Asset Strategy Fund	0.70%	N/A
Waddell & Reed Advisors Continental Income Fund	0.70%	N/A
Waddell & Reed Advisors Core Investment Fund	0.62%	N/A
Waddell & Reed Advisors Dividend Income Fund	0.69%[2]	0.70%[2]
Waddell & Reed Advisors International Growth Fund	0.85%	N/A
Waddell & Reed Advisors New Concepts Fund	0.85%	N/A
Waddell & Reed Advisors Retirement Shares	0.70%	N/A
Waddell & Reed Advisors Science and Technology Fund	0.84%	N/A
Waddell & Reed Advisors Small Cap Fund	0.85%	N/A
Waddell & Reed Advisors Tax-Managed Equity Fund	0.65%	N/A
Waddell & Reed Advisors Value Fund	0.70%	N/A
Waddell & Reed Advisors Vanguard Fund	0.68%	N/A

1WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

2Annualized.

Financial Highlights

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements for each Fund for the fiscal year ended June 30, 2004, is included in that Fund's Annual Report to Shareholders, which is available upon request.

ACCUMULATIVE FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-03 to 6-30-04	$5.19	$0.01	$0.60	$0.61	($0.01)	($0.00)	($0.01)	$5.79
7-1-02 to 6-30-03	5.63	0.03	(0.44)	(0.41)	(0.03)	(0.00)	(0.03)	5.19
7-1-01 to 6-30-02	7.60	0.01	(1.11)	(1.10)	(0.02)	(0.85)	(0.87)	5.63
1-1-01 to 6-30-01	8.50	0.02	(0.90)	(0.88)	(0.02)	(0.00)	(0.02)	7.60
1-1-00 to 12-31-00	9.14	0.07	1.70	1.77	(0.07)	(2.34)	(2.41)	8.50
1-1-99 to 12-31-99	8.28	0.03	2.01	2.04	(0.03)	(1.15)	(1.18)	9.14

Class B
7-1-03 to 6-30-04	$5.06	($0.04)	$0.57	$0.53	($0.00)	($0.00)	($0.00)	$5.59
7-1-02 to 6-30-03	5.52	(0.02)	(0.44)	(0.46)	(0.00)	(0.00)	(0.00)	5.06
7-1-01 to 6-30-02	7.53	(0.03)	(1.13)	(1.16)	(0.00)	(0.85)	(0.85)	5.52
1-1-01 to 6-30-01	8.44	(0.01)	(0.90)	(0.91)	(0.00)	(0.00)	(0.00)	7.53
1-1-00 to 12-31-00	9.12	0.00	1.66	1.66	(0.00)	(2.34)	(2.34)	8.44
10-4-99* to 12-31-99	8.43	(0.01)	1.85	1.84	(0.00)	(1.15)	(1.15)	9.12

Class C
7-1-03 to 6-30-04	$5.07	($0.04)	$0.58	$0.54	($0.00)	($0.00)	($0.00)	$5.61
7-1-02 to 6-30-03	5.52	(0.01)	(0.44)	(0.45)	(0.00)	(0.00)	(0.00)	5.07
7-1-01 to 6-30-02	7.52	(0.01)	(1.14)	(1.15)	(0.00)	(0.85)	(0.85)	5.52
1-1-01 to 6-30-01	8.43	(0.01)	(0.90)	(0.91)	(0.00)	(0.00)	(0.00)	7.52
1-1-00 to 12-31-00	9.12	0.00	1.65	1.65	(0.00)	(2.34)	(2.34)	8.43
10-6-99* to 12-31-99	8.53	(0.01)	1.75	1.74	(0.00)	(1.15)	(1.15)	9.12

Class Y
7-1-03 to 6-30-04	$5.20	$0.03	$0.59	$0.62	($0.03)	($0.00)	($0.03)	$5.79
7-1-02 to 6-30-03	5.63	0.04	(0.43)	(0.39)	(0.04)	(0.00)	(0.04)	5.20
7-1-01 to 6-30-02	7.60	0.03	(1.12)	(1.09)	(0.03)	(0.85)	(0.88)	5.63
1-1-01 to 6-30-01	8.49	0.03	(0.89)	(0.86)	(0.03)	(0.00)	(0.03)	7.60
1-1-00 to 12-31-00	9.14	0.08	1.70	1.78	(0.09)	(2.34)	(2.43)	8.49
1-1-99 to 12-31-99	8.28	0.04	2.01	2.05	(0.04)	(1.15)	(1.19)	9.14

*Commencement of operations of class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)For the fiscal year ended December 31, 1999.

ACCUMULATIVE FUND

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
7-1-03 to 6-30-04	11.78%	[a]	$1,971	1.17%		0.23%		483%
7-1-02 to 6-30-03	-7.29%	[a]	1,836	1.18%		0.54%		412%
7-1-01 to 6-30-02	-15.34%	[a]	1,923	1.10%		0.22%		414%
1-1-01 to 6-30-01	-10.35%	[a]	2,277	1.04%	[b]	0.58%	[b]	185%
1-1-00 to 12-31-00	20.16%	[a]	2,558	1.02%		0.67%		384%
1-1-99 to 12-31-99	25.72%	[a]	2,247	0.98%		0.30%		372%

Class B
7-1-03 to 6-30-04	10.47%		$63	2.30%		-0.90%		483%
7-1-02 to 6-30-03	-8.33%		53	2.36%		-0.64%		412%
7-1-01 to 6-30-02	-16.29%		46	2.21%		-0.90%		414%
1-1-01 to 6-30-01	-10.78%		29	2.12%	[b]	-0.54%	[b]	185%
1-1-00 to 12-31-00	18.92%		19	2.02%		-0.23%		384%
10-4-99* to 12-31-99	22.89%		3	2.24%	[b]	-1.40%	[b]	372%	[c]

Class C
7-1-03 to 6-30-04	10.65%		$18.01	2.16%		-0.76%		483%
7-1-02 to 6-30-03	-8.15%		16.68	2.16%		-0.43%		412%
7-1-01 to 6-30-02	-16.18%		15.68	2.07%		-0.77%		414%
1-1-01 to 6-30-01	-10.80%		5.78	2.11%	[b]	-0.54%	[b]	185%
1-1-00 to 12-31-00	18.81%		3.70	2.10%		-0.31%		384%
10-6-99* to 12-31-99	21.45%		0.35	2.28%	[b]	-1.35%	[b]	372%	[c]

Class Y
7-1-03 to 6-30-04	11.90%		$6	0.87%		0.53%		483%
7-1-02 to 6-30-03	-6.82%		6	0.89%		0.84%		412%
7-1-01 to 6-30-02	-15.16%		8	0.86%		0.45%		414%
1-1-01 to 6-30-01	-10.26%		7	0.83%	[b]	0.75%	[b]	185%
1-1-00 to 12-31-00	20.39%		6	0.84%		0.85%		384%
1-1-99 to 12-31-99	25.95%		5	0.80%		0.49%		372%

*Commencement of operations of class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)For the fiscal year ended December 31, 1999.

ASSET STRATEGY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income		From Realized Gains	In Excess of Capital Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-03 to 6-30-04	$6.41	$0.04	$0.44	$0.48	($0.07)		($0.00)	($0.00)	($0.07)	$6.82
7-1-02 to 6-30-03	6.27	0.07	0.14	0.21	(0.07)		(0.00)	(0.00)	(0.07)	6.41
7-1-01 to 6-30-02	6.34	0.11	(0.06)	0.05	(0.12)		(0.00)	(0.00)	(0.12)	6.27
10-1-00 to 6-30-01	7.53	0.11	(0.44)	(0.33)	(0.11)		(0.69)	(0.06)	(0.86)	6.34
10-1-99 to 9-30-00	5.82	0.04	1.88	1.92	(0.03)		(0.18)	(0.00)	(0.21)	7.53
10-1-98 to 9-30-99	5.78	0.09	0.29	0.38	(0.10)		(0.24)	(0.00)	(0.34)	5.82

Class B
7-1-03 to 6-30-04	$6.40	($0.02)	$0.44	$0.42	($0.00)	[c]	($0.00)	($0.00)	($0.00)	$6.82
7-1-02 to 6-30-03	6.27	0.01	0.13	0.14	(0.01)		(0.00)	(0.00)	(0.01)	6.40
7-1-01 to 6-30-02	6.34	0.06	(0.06)	0.00	(0.07)		(0.00)	(0.00)	(0.07)	6.27
10-1-00 to 6-30-01	7.50	0.06	(0.42)	(0.36)	(0.05)		(0.69)	(0.06)	(0.80)	6.34
10-6-99* to 9-30-00	5.89	0.01	1.79	1.80	(0.01)		(0.18)	(0.00)	(0.19)	7.50

Class C
7-1-03 to 6-30-04	$6.40	($0.01)	$0.44	$0.43	($0.01)		($0.00)	($0.00)	($0.01)	$6.82
7-1-02 to 6-30-03	6.27	0.01	0.13	0.14	(0.01)		(0.00)	(0.00)	(0.01)	6.40
7-1-01 to 6-30-02	6.34	0.06	(0.06)	0.00	(0.07)		(0.00)	(0.00)	(0.07)	6.27
10-1-00 to 6-30-01	7.51	0.07	(0.43)	(0.36)	(0.06)		(0.69)	(0.06)	(0.81)	6.34
10-5-99* to 9-30-00	5.86	0.01	1.83	1.84	(0.01)		(0.18)	(0.00)	(0.19)	7.51

Class Y
7-1-03 to 6-30-04	$6.41	$0.07	$0.44	$0.51	($0.10)		($0.00)	($0.00)	($0.10)	$6.82
7-1-02 to 6-30-03	6.27	0.09	0.14	0.23	(0.09)		(0.00)	(0.00)	(0.09)	6.41
7-1-01 to 6-30-02	6.34	0.13	(0.05)	0.08	(0.15)		(0.00)	(0.00)	(0.15)	6.27
10-1-00 to 6-30-01	7.53	0.14	(0.45)	(0.31)	(0.13)		(0.69)	(0.06)	(0.88)	6.34
10-1-99 to 9-30-00	5.83	0.08	1.86	1.94	(0.06)		(0.18)	(0.00)	(0.24)	7.53
10-1-98 to 9-30-99	5.78	0.12	0.28	0.40	(0.11)		(0.24)	(0.00)	(0.35)	5.83

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Not shown due to rounding..
(d)For the fiscal year ended September 30, 2000.

ASSET STRATEGY FUND

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
7-1-03 to 6-30-04	7.49%	[a]	$472	1.37%		0.62%		206%
7-1-02 to 6-30-03	3.30%	[a]	438	1.36%		1.13%		122%
7-1-01 to 6-30-02	0.86%	[a]	235	1.41%		1.84%		167%
10-1-00 to 6-30-01	-4.92%	[a]	143	1.42%	[b]	2.45%	[b]	115%
10-1-99 to 9-30-00	33.87%	[a]	89	1.55%		0.74%		174%
10-1-98 to 9-30-99	6.90%	[a]	48	1.90%		1.55%		177%

Class B
7-1-03 to 6-30-04	6.63%		$62	2.27%		-0.28%		206%
7-1-02 to 6-30-03	2.25%		55	2.26%		0.23%		122%
7-1-01 to 6-30-02	0.00%		33	2.27%		0.98%		167%
10-1-00 to 6-30-01	-5.38%		19	2.26%	[b]	1.63%	[b]	115%
10-6-99* to 9-30-00	31.71%		7	2.29%	[b]	0.22%	[b]	174%	[d]

Class C
7-1-03 to 6-30-04	6.71%		$20	2.22%		-0.23%		206%
7-1-02 to 6-30-03	2.30%		18	2.18%		0.31%		122%
7-1-01 to 6-30-02	0.00%		10	2.26%		0.98%		167%
10-1-00 to 6-30-01	-5.44%		5	2.26%	[b]	1.62%	[b]	115%
10-5-99* to 9-30-00	32.47%		2	2.25%	[b]	0.30%	[b]	174%	[d]

Class Y
7-1-03 to 6-30-04	7.92%		$2.19	0.97%		1.03%		206%
7-1-02 to 6-30-03	3.69%		2.04	0.96%		1.49%		122%
7-1-01 to 6-30-02	1.27%		1.69	0.99%		2.23%		167%
10-1-00 to 6-30-01	-4.61%		0.70	1.02%	[b]	2.84%	[b]	115%
10-1-99 to 9-30-00	34.21%		0.47	1.26%		1.16%		174%
10-1-98 to 9-30-99	7.35%		0.28	1.49%		1.96%		177%

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Not shown due to rounding..
(d)For the fiscal year ended September 30, 2000.

CONTINENTAL INCOME FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-03 to 6-30-04	$6.33	$0.08		$0.71		$0.79	($0.08)	($0.00)	($0.08)	$7.04
7-1-02 to 6-30-03	6.29	0.10		0.04		0.14	(0.10)	(0.00)	(0.10)	6.33
7-1-01 to 6-30-02	7.00	0.12		(0.68)		(0.56)	(0.12)	(0.03)	(0.15)	6.29
4-1-01 to 6-30-01	6.87	0.03		0.13		0.16	(0.03)	(0.00)	(0.03)	7.00
4-1-00 to 3-31-01	8.20	0.16		(0.57)		(0.41)	(0.17)	(0.75)	(0.92)	6.87
4-1-99 to 3-31-00	7.97	0.18		1.04		1.22	(0.18)	(0.81)	(0.99)	8.20

Class B
7-1-03 to 6-30-04	$6.32	$0.02		$0.71		$0.73	($0.01)	($0.00)	($0.01)	$7.04
7-1-02 to 6-30-03	6.29	0.03		0.03		0.06	(0.03)	(0.00)	(0.03)	6.32
7-1-01 to 6-30-02	7.00	0.06		(0.68)		(0.62)	(0.06)	(0.03)	(0.09)	6.29
4-1-01 to 6-30-01	6.87	0.02		0.13		0.15	(0.02)	(0.00)	(0.02)	7.00
4-1-00 to 3-31-01	8.20	0.10		(0.58)		(0.48)	(0.10)	(0.75)	(0.85)	6.87
10-4-99* to 3-31-00	8.11	0.05		0.91		0.96	(0.06)	(0.81)	(0.87)	8.20

Class C
7-1-03 to 6-30-04	$6.32	$0.02		$0.71		$0.73	($0.01)	($0.00)	($0.01)	$7.04
7-1-02 to 6-30-03	6.29	0.03		0.03		0.06	(0.03)	(0.00)	(0.03)	6.32
7-1-01 to 6-30-02	7.00	0.06		(0.68)		(0.62)	(0.06)	(0.03)	(0.09)	6.29
4-1-01 to 6-30-01	6.87	0.01		0.13		0.14	(0.01)	(0.00)	(0.01)	7.00
4-1-00 to 3-31-01	8.20	0.09		(0.58)		(0.49)	(0.09)	(0.75)	(0.84)	6.87
10-5-99* to 3-31-00	8.09	0.05		0.93		0.98	(0.06)	(0.81)	(0.87)	8.20

Class Y
7-1-03 to 6-30-04	$6.33	$0.13		$0.68		$0.81	($0.10)	($0.00)	($0.10)	$7.04
7-1-02 to 6-30-03	6.29	0.12	[c]	0.04	[c]	0.16	(0.12)	(0.00)	(0.12)	6.33
7-1-01 to 6-30-02	7.00	0.08		(0.62)		(0.54)	(0.14)	(0.03)	(0.17)	6.29
4-1-01 to 6-30-01	6.87	0.03		0.13		0.16	(0.03)	(0.00)	(0.03)	7.00
4-1-00 to 3-31-01	8.20	0.24		(0.63)		(0.39)	(0.19)	(0.75)	(0.94)	6.87
4-1-99 to 3-31-00	7.97	0.21		1.03		1.24	(0.20)	(0.81)	(1.01)	8.20

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Based on average weekly shares outstanding.

CONTINENTAL INCOME FUND

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
7-1-03 to 6-30-04	12.54%	[a]	$494	1.24%		1.22%		36%
7-1-02 to 6-30-03	2.23%	[a]	440	1.25%		1.53%		49%
7-1-01 to 6-30-02	-8.04%	[a]	474	1.21%		1.77%		32%
4-1-01 to 6-30-01	2.33%	[a]	533	1.20%	[b]	1.84%	[b]	14%
4-1-00 to 3-31-01	-5.61%	[a]	523	1.16%		2.08%		47%
4-1-99 to 3-31-00	16.36%	[a]	597	1.15%		2.22%		72%

Class B
7-1-03 to 6-30-04	11.62%		$17	2.24%		0.22%		36%
7-1-02 to 6-30-03	1.02%		12	2.26%		0.51%		49%
7-1-01 to 6-30-02	-8.86%		10	2.13%		0.84%		32%
4-1-01 to 6-30-01	2.11%		8	2.07%	[b]	0.96%	[b]	14%
4-1-00 to 3-31-01	-6.49%		6	2.07%		1.16%		47%
10-4-99* to 3-31-00	12.75%		1	2.08%	[b]	1.14%	[b]	72%	[b]

Class C
7-1-03 to 6-30-04	11.59%		$6.22	2.20%		0.25%		36%
7-1-02 to 6-30-03	1.05%		3.16	2.26%		0.51%		49%
7-1-01 to 6-30-02	-8.95%		2.39	2.22%		0.75%		32%
4-1-01 to 6-30-01	2.09%		1.69	2.16%	[b]	0.88%	[b]	14%
4-1-00 to 3-31-01	-6.54%		1.42	2.13%		1.10%		47%
10-5-99* to 3-31-00	12.98%		0.28	2.23%	[b]	1.09%	[b]	72%	[b]

Class Y
7-1-03 to 6-30-04	12.87%		$1	0.94%		1.53%		36%
7-1-02 to 6-30-03	2.57%		1	0.93%		1.87%		49%
7-1-01 to 6-30-02	-7.77%		1	0.92%		2.06%		32%
4-1-01 to 6-30-01	2.38%		1	0.92%	[b]	2.12%	[b]	14%
4-1-00 to 3-31-01	-5.34%		1	0.89%		2.34%		47%
4-1-99 to 3-31-00	16.72%		1	0.86%		2.50%		72%

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)Based on average weekly shares outstanding.

CORE INVESTMENT FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-03 to 6-30-04	$4.69	$0.03	$0.53	$0.56	($0.03)	($0.00)	($0.03)	$5.22
7-1-02 to 6-30-03	4.95	0.03	(0.26)	(0.23)	(0.03)	(0.00)	(0.03)	4.69
7-1-01 to 6-30-02	6.27	0.01	(1.06)	(1.05)	(0.01)	(0.26)	(0.27)	4.95
1-1-01 to 6-30-01	7.08	0.00	(0.80)	(0.80)	(0.01)	(0.00)	(0.01)	6.27
1-1-00 to 12-31-00	8.13	0.01	0.77	0.78	(0.01)	(1.82)	(1.83)	7.08
1-1-99 to 12-31-99	7.52	0.08	1.13	1.21	(0.08)	(0.52)	(0.60)	8.13

Class B
7-1-03 to 6-30-04	$4.54	($0.04)	$0.51	$0.47	($0.00)	($0.00)	($0.00)	$5.01
7-1-02 to 6-30-03	4.82	(0.03)	(0.25)	(0.28)	(0.00)	(0.00)	(0.00)	4.54
7-1-01 to 6-30-02	6.16	(0.03)	(1.05)	(1.08)	(0.00)	(0.26)	(0.26)	4.82
1-1-01 to 6-30-01	6.99	(0.02)	(0.81)	(0.83)	(0.00)	(0.00)	(0.00)	6.16
1-1-00 to 12-31-00	8.13	(0.04)	0.72	0.68	(0.00)	(1.82)	(1.82)	6.99
10-4-99* to 12-31-99	7.77	(0.00)	0.88	0.88	(0.00)	(0.52)	(0.52)	8.13

Class C
7-1-03 to 6-30-04	$4.55	($0.06)	$0.53	$0.47	($0.00)	($0.00)	($0.00)	$5.02
7-1-02 to 6-30-03	4.82	(0.02)	(0.25)	(0.27)	(0.00)	(0.00)	(0.00)	4.55
7-1-01 to 6-30-02	6.16	(0.01)	(1.07)	(1.08)	(0.00)	(0.26)	(0.26)	4.82
1-1-01 to 6-30-01	6.99	(0.02)	(0.81)	(0.83)	(0.00)	(0.00)	(0.00)	6.16
1-1-00 to 12-31-00	8.13	(0.03)	0.71	0.68	(0.00)	(1.82)	(1.82)	6.99
10-4-99* to 12-31-99	7.77	(0.00)	0.88	0.88	(0.00)	(0.52)	(0.52)	8.13

Class Y
7-1-03 to 6-30-04	$4.69	$0.04	$0.53	$0.57	($0.04)	($0.00)	($0.04)	$5.22
7-1-02 to 6-30-03	4.96	0.04	(0.27)	(0.23)	(0.04)	(0.00)	(0.04)	4.69
7-1-01 to 6-30-02	6.27	0.03	(1.05)	(1.02)	(0.03)	(0.26)	(0.29)	4.96
1-1-01 to 6-30-01	7.09	0.01	(0.81)	(0.80)	(0.02)	(0.00)	(0.02)	6.27
1-1-00 to 12-31-00	8.13	0.03	0.77	0.80	(0.02)	(1.82)	(1.84)	7.09
1-1-99 to 12-31-99	7.52	0.10	1.13	1.23	(0.10)	(0.52)	(0.62)	8.13

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)For the fiscal year ended December 31, 1999.

CORE INVESTMENT FUND

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
7-1-03 to 6-30-04	11.90%	[a]	$4,079	1.13%		0.53%		49%
7-1-02 to 6-30-03	-4.84%	[a]	4,310	1.13%		0.60%		41%
7-1-01 to 6-30-02	-17.06%	[a]	5,348	1.04%		0.20%		27%
1-1-01 to 6-30-01	-11.35%	[a]	7,097	0.98%	[b]	0.14%	[b]	15%
1-1-00 to 12-31-00	9.65%	[a]	8,219	0.94%		0.12%		48%
1-1-99 to 12-31-99	16.41%	[a]	8,102	0.94%		0.94%		54%

Class B
7-1-03 to 6-30-04	10.35%		$82	2.30%		-0.65%		49%
7-1-02 to 6-30-03	-5.81%		82	2.35%		-0.61%		41%
7-1-01 to 6-30-02	-18.05%		88	2.17%		-0.92%		27%
1-1-01 to 6-30-01	-11.87%		86	2.07%	[b]	-0.93%	[b]	15%
1-1-00 to 12-31-00	8.43%		72	1.98%		-0.91%		48%
10-4-99* to 12-31-99	11.53%		13	2.18%	[b]	-0.59%	[b]	54%	[c]

Class C
7-1-03 to 6-30-04	10.33%		$21	2.21%		-0.54%		49%
7-1-02 to 6-30-03	-5.60%		24	2.20%		-0.45%		41%
7-1-01 to 6-30-02	-18.05%		26	2.11%		-0.85%		27%
1-1-01 to 6-30-01	-11.87%		19	2.10%	[b]	-0.96%	[b]	15%
1-1-00 to 12-31-00	8.46%		16	2.01%		-0.95%		48%
10-4-99* to 12-31-99	11.53%		1	2.23%	[b]	-0.63%	[b]	54%	[c]

Class Y
7-1-03 to 6-30-04	12.28%		$115	0.80%		0.85%		49%
7-1-02 to 6-30-03	-4.52%		107	0.80%		0.94%		41%
7-1-01 to 6-30-02	-16.78%		132	0.77%		0.48%		27%
1-1-01 to 6-30-01	-11.33%		176	0.74%	[b]	0.38%	[b]	15%
1-1-00 to 12-31-00	9.88%		210	0.74%		0.33%		48%
1-1-99 to 12-31-99	16.67%		283	0.73%		1.18%		54%

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)For the fiscal year ended December 31, 1999.

DIVIDEND INCOME FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations				Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-03* to 6-30-04	$10.00	$0.07		$1.25	$1.32	($0.06)	($0.00)	($0.06)	$11.26

Class B
7-1-03* to 6-30-04	$10.00	($0.00)	[b]	$1.22	$1.22	($0.00)	($0.00)	($0.00)	$11.22

Class C
7-1-03* to 6-30-04	$10.00	($0.00)	[b]	$1.23	$1.23	($0.00)	($0.00)	($0.00)	$11.23

Class Y
7-1-03* to 6-30-04	$10.00	$0.07		$1.28	$1.35	($0.09)	($0.00)	($0.09)	$11.26

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Not shown due to rounding.

DIVIDEND INCOME FUND

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Voluntary Expense Waiver	Ratio of Expenses to Average Net Assets excluding Voluntary Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets including Voluntary Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Voluntary Expense Waiver	Portfolio Turnover Rate

Class A
7-1-03* to 6-30-04	13.18%	[a]	$132	1.40%	1.41%	0.84%	0.83%	27%

Class B
7-1-03* to 6-30-04	12.20%		$10	2.30%	2.31%	-0.06%	-0.07%	27%

Class C
7-1-03* to 6-30-04	12.30%		$8	2.24%	2.25%	-0.00%	-0.01%	27%

Class Y
7-1-03* to 6-30-04	13.58%		$8	1.01%	1.02%	1.03%	1.02%	27%

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Not shown due to rounding.

INTERNATIONAL GROWTH FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations				Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains		Total Distributions	Net Asset Value End of Period

Class A
7-1-03 to 6-30-04	$5.16	$0.00	[a]	$0.96	$0.96	($0.08)	($0.00)		($0.08)	$6.04
7-1-02 to 6-30-03	5.76	0.03		(0.62)	(0.59)	(0.01)	(0.00)		(0.01)	5.16
7-1-01 to 6-30-02	6.79	0.01		(1.01)	(1.00)	(0.03)	(0.00)	[a]	(0.03)	5.76
7-1-00 to 6-30-01	12.43	0.06		(3.31)	(3.25)	(0.03)	(2.36)		(2.39)	6.79
7-1-99 to 6-30-00	9.97	(0.04)		3.96	3.92	(0.02)	(1.44)		(1.46)	12.43

Class B
7-1-03 to 6-30-04	$4.94	($0.05)		$0.90	$0.85	($0.00)	($0.00)		($0.00)	$5.79
7-1-02 to 6-30-03	5.59	(0.05)		(0.60)	(0.65)	(0.00)	(0.00)		(0.00)	4.94
7-1-01 to 6-30-02	6.65	(0.05)		(1.01)	(1.06)	(0.00)	(0.00)	[a]	(0.00)	5.59
7-1-00 to 6-30-01	12.34	(0.04)		(3.29)	(3.33)	(0.00)	(2.36)		(2.36)	6.65
10-4-99* to 6-30-00	10.79	(0.00)		2.99	2.99	(0.00)	(1.44)		(1.44)	12.34

Class C
7-1-03 to 6-30-04	$5.01	($0.04)		$0.93	$0.89	($0.00)	($0.00)		($0.00)	$5.90
7-1-02 to 6-30-03	5.64	(0.03)		(0.60)	(0.63)	(0.00)	(0.00)		(0.00)	5.01
7-1-01 to 6-30-02	6.68	(0.02)		(1.02)	(1.04)	(0.00)	(0.00)	[a]	(0.00)	5.64
7-1-00 to 6-30-01	12.36	(0.03)		(3.29)	(3.32)	(0.00)	(2.36)		(2.36)	6.68
10-5-99* to 6-30-00	10.78	0.01		3.01	3.02	(0.00)	(1.44)		(1.44)	12.36

Class Y
7-1-03 to 6-30-04	$5.18	$0.02		$0.97	$0.99	($0.11)	($0.00)		($0.11)	$6.06
7-1-02 to 6-30-03	5.78	0.06		(0.62)	(0.56)	(0.04)	(0.00)		(0.04)	5.18
7-1-01 to 6-30-02	6.79	0.04		(1.01)	(0.97)	(0.04)	(0.00)	[a]	(0.04)	5.78
7-1-00 to 6-30-01	12.46	0.09		(3.32)	(3.23)	(0.08)	(2.36)		(2.44)	6.79
7-1-99 to 6-30-00	9.97	(0.01)		3.98	3.97	(0.04)	(1.44)		(1.48)	12.46

*Commencement of operations of the class.
(a)Not shown due to rounding.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)Annualized.
(d)For the fiscal year ended June 30, 2000.

INTERNATIONAL GROWTH FUND

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
7-1-03 to 6-30-04	18.69%	[b]	$713	1.61%		0.06%		125%
7-1-02 to 6-30-03	-10.25%	[b]	642	1.75%		0.63%		106%
7-1-01 to 6-30-02	-14.75%	[b]	874	1.61%		0.17%		121%
7-1-00 to 6-30-01	-28.74%	[b]	1,128	1.44%		0.71%		118%
7-1-99 to 6-30-00	39.43%	[b]	1,713	1.41%		-0.32%		113%

Class B
7-1-03 to 6-30-04	17.21%		$22	2.94%		-1.22%		125%
7-1-02 to 6-30-03	-11.79%		16	3.22%		-0.84%		106%
7-1-01 to 6-30-02	-15.78%		20	3.01%		-1.19%		121%
7-1-00 to 6-30-01	-29.70%		19	2.73%		-0.54%		118%
10-4-99* to 6-30-00	38.20%		19	2.71%	[c]	-0.97%	[c]	113%	[d]

Class C
7-1-03 to 6-30-04	17.77%		$9	2.53%		-0.80%		125%
7-1-02 to 6-30-03	-11.17%		6	2.71%		-0.42%		106%
7-1-01 to 6-30-02	-15.56%		8	2.55%		-0.69%		121%
7-1-00 to 6-30-01	-29.56%		3	2.54%		-0.32%		118%
10-5-99* to 6-30-00	38.43%		3	2.50%	[c]	-0.73%	[c]	113%	[d]

Class Y
7-1-03 to 6-30-04	19.31%		$25	1.06%		0.69%		125%
7-1-02 to 6-30-03	-9.74%		15	1.16%		1.30%		106%
7-1-01 to 6-30-02	-14.28%		15	1.15%		0.73%		121%
7-1-00 to 6-30-01	-28.51%		14	1.10%		1.05%		118%
7-1-99 to 6-30-00	39.97%		20	1.12%		0.03%		113%

*Commencement of operations of the class.
(a)Not shown due to rounding.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)Annualized.
(d)For the fiscal year ended June 30, 2000.

NEW CONCEPTS FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	In Excess of Capital Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-03 to 6-30-04	$6.71	($0.07)	$1.71	$1.64	($0.00)	($0.00)	($0.00)	($0.00)	$8.35
7-1-02 to 6-30-03	6.42	(0.05)	0.34	0.29	(0.00)	(0.00)	(0.00)	(0.00)	6.71
7-1-01 to 6-30-02	8.73	(0.04)	(2.26)	(2.30)	(0.00)	(0.01)	(0.00)	(0.01)	6.42
4-1-01 to 6-30-01	7.85	0.00	0.88	0.88	(0.00)	(0.00)	(0.00)	(0.00)	8.73
4-1-00 to 3-31-01	15.07	(0.06)	(4.74)	(4.80)	(0.00)	(1.68)	(0.74)	(2.42)	7.85
4-1-99 to 3-31-00	9.52	(0.09)	6.96	6.87	(0.00)	(1.32)	(0.00)	(1.32)	15.07

Class B
7-1-03 to 6-30-04	$6.38	($0.12)	$1.58	$1.46	($0.00)	($0.00)	($0.00)	($0.00)	$7.84
7-1-02 to 6-30-03	6.19	(0.13)	0.32	0.19	(0.00)	(0.00)	(0.00)	(0.00)	6.38
7-1-01 to 6-30-02	8.52	(0.12)	(2.20)	(2.32)	(0.00)	(0.01)	(0.00)	(0.01)	6.19
4-1-01 to 6-30-01	7.69	(0.02)	0.85	0.83	(0.00)	(0.00)	(0.00)	(0.00)	8.52
4-1-00 to 3-31-01	14.98	(0.16)	(4.71)	(4.87)	(0.00)	(1.68)	(0.74)	(2.42)	7.69
10-4-99* to 3-31-00	10.69	0.01	5.60	5.61	(0.00)	(1.32)	(0.00)	(1.32)	14.98

Class C
7-1-03 to 6-30-04	$6.40	($0.07)	$1.55	$1.48	($0.00)	($0.00)	($0.00)	($0.00)	$7.88
7-1-02 to 6-30-03	6.20	(0.12)	0.32	0.20	(0.00)	(0.00)	(0.00)	(0.00)	6.40
7-1-01 to 6-30-02	8.53	(0.10)	(2.22)	(2.32)	(0.00)	(0.01)	(0.00)	(0.01)	6.20
4-1-01 to 6-30-01	7.70	(0.02)	0.85	0.83	(0.00)	(0.00)	(0.00)	(0.00)	8.53
4-1-00 to 3-31-01	14.99	(0.16)	(4.71)	(4.87)	(0.00)	(1.68)	(0.74)	(2.42)	7.70
10-4-99* to 3-31-00	10.69	0.02	5.60	5.62	(0.00)	(1.32)	(0.00)	(1.32)	14.99

Class Y
7-1-03 to 6-30-04	$6.85	($0.05)	$1.77	$1.72	($0.00)	($0.00)	($0.00)	($0.00)	$8.57
7-1-02 to 6-30-03	6.51	0.02	0.32	0.34	(0.00)	(0.00)	(0.00)	(0.00)	6.85
7-1-01 to 6-30-02	8.82	0.01	(2.30)	(2.29)	(0.01)	(0.01)	(0.00)	(0.02)	6.51
4-1-01 to 6-30-01	7.93	0.00	0.89	0.89	(0.00)	(0.00)	(0.00)	(0.00)	8.82
4-1-00 to 3-31-01	15.14	(0.03)	(4.76)	(4.79)	(0.00)	(1.68)	(0.74)	(2.42)	7.93
4-1-99 to 3-31-00	9.53	(0.05)	6.98	6.93	(0.00)	(1.32)	(0.00)	(1.32)	15.14

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)For the fiscal year ended March 31, 2000.
NEW CONCEPTS FUND

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
7-1-03 to 6-30-04	24.44%	[a]	$1,143	1.55%		-0.98%		29%
7-1-02 to 6-30-03	4.52%	[a]	892	1.65%		-1.01%		26%
7-1-01 to 6-30-02	-26.34%	[a]	965	1.50%		-0.61%		58%
4-1-01 to 6-30-01	11.21%	[a]	1,415	1.44%	[b]	0.02%	[b]	16%
4-1-00 to 3-31-01	-35.27%	[a]	1,275	1.36%		-0.58%		89%
4-1-99 to 3-31-00	74.61%	[a]	1,984	1.32%		-0.66%		127%

Class B
7-1-03 to 6-30-04	22.88%		$50	2.75%		-2.18%		29%
7-1-02 to 6-30-03	3.07%		35	3.03%		-2.39%		26%
7-1-01 to 6-30-02	-27.22%		34	2.78%		-1.90%		58%
4-1-01 to 6-30-01	10.79%		40	2.67%	[b]	-1.21%	[b]	16%
4-1-00 to 3-31-01	-35.99%		35	2.51%		-1.71%		89%
10-4-99* to 3-31-00	54.60%		28	2.40%	[b]	-1.73%	[b]	127%	[c]

Class C
7-1-03 to 6-30-04	23.13%		$15	2.59%		-2.01%		29%
7-1-02 to 6-30-03	3.23%		8	2.89%		-2.26%		26%
7-1-01 to 6-30-02	-27.19%		7	2.72%		-1.85%		58%
4-1-01 to 6-30-01	10.78%		7	2.66%	[b]	-1.20%	[b]	16%
4-1-00 to 3-31-01	-35.96%		6	2.47%		-1.67%		89%
10-4-99* to 3-31-00	54.71%		5	2.30%	[b]	-1.62%	[b]	127%	[c]

Class Y
7-1-03 to 6-30-04	25.11%		$22	1.06%		-0.48%		29%
7-1-02 to 6-30-03	5.06%		15	1.05%		-0.42%		26%
7-1-01 to 6-30-02	-25.89%		20	1.05%		-0.14%		58%
4-1-01 to 6-30-01	11.22%		32	1.07%	[b]	0.39%	[b]	16%
4-1-00 to 3-31-01	-35.01%		26	1.03%		-0.21%		89%
4-1-99 to 3-31-00	75.17%		22	1.02%		-0.36%		127%

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)For the fiscal year ended March 31, 2000.

RETIREMENT SHARES

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	In Excess of Capital Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-03 to 6-30-04	$5.77	$0.01	$0.69	$0.70	($0.01)	($0.00)	($0.00)	($0.01)	$6.46
7-1-02 to 6-30-03	5.48	0.03	0.30	0.33	(0.04)	(0.00)	(0.00)	(0.04)	5.77
7-1-01 to 6-30-02	6.84	0.06	(1.35)	(1.29)	(0.06)	(0.01)	(0.00)	(0.07)	5.48
7-1-00 to 6-30-01	12.05	0.06	(2.52)	(2.46)	(0.06)	(2.42)	(0.27)	(2.75)	6.84
7-1-99 to 6-30-00	9.84	0.06	3.92	3.98	(0.06)	(1.71)	(0.00)	(1.77)	12.05

Class B
7-1-03 to 6-30-04	$5.70	($0.06)	$0.67	$0.61	($0.00)	($0.00)	($0.00)	($0.00)	$6.31
7-1-02 to 6-30-03	5.42	(0.04)	0.32	0.28	(0.00)	(0.00)	(0.00)	(0.00)	5.70
7-1-01 to 6-30-02	6.78	(0.01)	(1.34)	(1.35)	(0.00)	(0.01)	(0.00)	(0.01)	5.42
7-1-00 to 6-30-01	12.00	(0.01)	(2.52)	(2.53)	(0.00)	(2.42)	(0.27)	(2.69)	6.78
10-4-99* to 6-30-00	10.12	(0.01)	3.60	3.59	(0.00)	(1.71)	(0.00)	(1.71)	12.00

Class C
7-1-03 to 6-30-04	$5.70	($0.03)	$0.65	$0.62	($0.00)	($0.00)	($0.00)	($0.00)	$6.32
7-1-02 to 6-30-03	5.42	(0.04)	0.32	0.28	(0.00)	(0.00)	(0.00)	(0.00)	5.70
7-1-01 to 6-30-02	6.77	(0.01)	(1.33)	(1.34)	(0.00)	(0.01)	(0.00)	(0.01)	5.42
7-1-00 to 6-30-01	12.00	(0.01)	(2.53)	(2.54)	(0.00)	(2.42)	(0.27)	(2.69)	6.77
10-4-99* to 6-30-00	10.12	(0.01)	3.60	3.59	(0.00)	(1.71)	(0.00)	(1.71)	12.00

Class Y
7-1-03 to 6-30-04	$5.78	$0.03	$0.68	$0.71	($0.02)	($0.00)	($0.00)	($0.02)	$6.47
7-1-02 to 6-30-03	5.48	0.06	0.30	0.36	(0.06)	(0.00)	(0.00)	(0.06)	5.78
7-1-01 to 6-30-02	6.84	0.07	(1.35)	(1.28)	(0.07)	(0.01)	(0.00)	(0.08)	5.48
7-1-00 to 6-30-01	12.05	0.09	(2.53)	(2.44)	(0.08)	(2.42)	(0.27)	(2.77)	6.84
7-1-99 to 6-30-00	9.85	0.10	3.89	3.99	(0.08)	(1.71)	(0.00)	(1.79)	12.05

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)For the fiscal year ended June 30, 2000.

RETIREMENT SHARES

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
7-1-03 to 6-30-04	12.12%	[a]	$659	1.25%		0.14%		273%
7-1-02 to 6-30-03	6.11%	[a]	637	1.28%		0.55%		219%
7-1-01 to 6-30-02	-18.97%	[a]	739	1.21%		0.93%		266%
7-1-00 to 6-30-01	-23.46%	[a]	1,075	1.11%		0.62%		227%
7-1-99 to 6-30-00	43.54%	[a]	1,377	1.10%		0.55%		295%

Class B
7-1-03 to 6-30-04	10.70%		$26	2.33%		-0.94%		273%
7-1-02 to 6-30-03	5.17%		23	2.43%		-0.60%		219%
7-1-01 to 6-30-02	-19.90%		27	2.24%		-0.10%		266%
7-1-00 to 6-30-01	-24.19%		39	2.07%		-0.36%		227%
10-4-99* to 6-30-00	38.28%		28	2.05%	[b]	-0.42%	[b]	295%	[c]

Class C
7-1-03 to 6-30-04	10.88%		$7	2.23%		-0.85%		273%
7-1-02 to 6-30-03	5.17%		5	2.36%		-0.53%		219%
7-1-01 to 6-30-02	-19.79%		6	2.24%		-0.09%		266%
7-1-00 to 6-30-01	-24.28%		8	2.09%		-0.38%		227%
10-4-99* to 6-30-00	38.28%		6	2.07%	[b]	-0.44%	[b]	295%	[c]

Class Y
7-1-03 to 6-30-04	12.31%		$2	0.93%		0.48%		273%
7-1-02 to 6-30-03	6.68%		1	0.93%		0.92%		219%
7-1-01 to 6-30-02	-18.72%		3	0.91%		1.20%		266%
7-1-00 to 6-30-01	-23.28%		8	0.87%		0.79%		227%
7-1-99 to 6-30-00	43.75%		11	0.88%		0.75%		295%

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)For the fiscal year ended June 30, 2000.

SCIENCE AND TECHNOLOGY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-03 to 6-30-04	$7.36	($0.09)	$2.24	$2.15	($0.00)	($0.00)	($0.00)	$9.51
7-1-02 to 6-30-03	7.30	(0.04)	0.10	0.06	(0.00)	(0.00)	(0.00)	7.36
7-1-01 to 6-30-02	9.26	(0.03)	(1.76)	(1.79)	(0.01)	(0.16)	(0.17)	7.30
1-1-01 to 6-30-01	10.90	0.01	(1.64)	(1.63)	(0.01)	(0.00)	(0.01)	9.26
1-1-00 to 12-31-00	18.43	0.01	(2.37)	(2.36)	(0.00)	(5.17)	(5.17)	10.90
1-1-99 to 12-31-99	9.91	(0.09)	10.12	10.03	(0.00)	(1.51)	(1.51)	18.43

Class B
7-1-03 to 6-30-04	$6.95	($0.17)	$2.07	$1.90	($0.00)	($0.00)	($0.00)	$8.85
7-1-02 to 6-30-03	7.00	(0.13)	0.08	(0.05)	(0.00)	(0.00)	(0.00)	6.95
7-1-01 to 6-30-02	9.00	(0.13)	(1.71)	(1.84)	(0.00)	(0.16)	(0.16)	7.00
1-1-01 to 6-30-01	10.66	(0.04)	(1.62)	(1.66)	(0.00)	(0.00)	(0.00)	9.00
1-1-00 to 12-31-00	18.37	(0.13)	(2.41)	(2.54)	(0.00)	(5.17)	(5.17)	10.66
10-4-99* to 12-31-99	12.64	(0.04)	7.28	7.24	(0.00)	(1.51)	(1.51)	18.37

Class C
7-1-03 to 6-30-04	$6.96	($0.14)	$2.05	$1.91	($0.00)	($0.00)	($0.00)	$8.87
7-1-02 to 6-30-03	7.01	(0.14)	0.09	(0.05)	(0.00)	(0.00)	(0.00)	6.96
7-1-01 to 6-30-02	9.01	(0.14)	(1.70)	(1.84)	(0.00)	(0.16)	(0.16)	7.01
1-1-01 to 6-30-01	10.67	(0.04)	(1.62)	(1.66)	(0.00)	(0.00)	(0.00)	9.01
1-1-00 to 12-31-00	18.38	(0.13)	(2.41)	(2.54)	(0.00)	(5.17)	(5.17)	10.67
10-4-99* to 12-31-99	12.64	(0.04)	7.29	7.25	(0.00)	(1.51)	(1.51)	18.38

Class Y
7-1-03 to 6-30-04	$7.56	($0.17)	$2.41	$2.24	($0.00)	($0.00)	($0.00)	$9.80
7-1-02 to 6-30-03	7.47	0.16	(0.07)	0.09	(0.00)	(0.00)	(0.00)	7.56
7-1-01 to 6-30-02	9.44	0.05	(1.84)	(1.79)	(0.02)	(0.16)	(0.18)	7.47
1-1-01 to 6-30-01	11.12	0.01	(1.66)	(1.65)	(0.03)	(0.00)	(0.03)	9.44
1-1-00 to 12-31-00	18.65	0.02	(2.38)	(2.36)	(0.00)	(5.17)	(5.17)	11.12
1-1-99 to 12-31-99	9.98	(0.04)	10.22	10.18	(0.00)	(1.51)	(1.51)	18.65

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c) For the fiscal year ended December 31, 1999.

SCIENCE AND TECHNOLOGY FUND

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
7-1-03 to 6-30-04	29.21%	[a]	$2,075	1.42%		-1.05%		125%
7-1-02 to 6-30-03	0.82%	[a]	1693	1.48%		-0.66%		90%
7-1-01 to 6-30-02	-19.74%	[a]	1912	1.38%		-0.38%		70%
1-1-01 to 6-30-01	-14.95%	[a]	2658	1.32%	[b]	0.28%	[b]	52%
1-1-00 to 12-31-00	-13.97%	[a]	3224	1.21%		0.04%		80%
1-1-99 to 12-31-99	102.93%	[a]	3744	1.16%		-0.79%		40%

Class B
7-1-03 to 6-30-04	27.34%		$70	2.76%		-2.40%		125%
7-1-02 to 6-30-03	-0.71%		51	3.05%		-2.23%		90%
7-1-01 to 6-30-02	-20.83%		49	2.83%		-1.84%		70%
1-1-01 to 6-30-01	-15.57%		56	2.69%	[b]	-1.10%	[b]	52%
1-1-00 to 12-31-00	-15.01%		57	2.45%		-1.00%		80%
10-4-99* to 12-31-99	58.62%		17	2.64%	[b]	-2.35%	[b]	40%	[c]

Class C
7-1-03 to 6-30-04	27.44%		$11	2.71%		-2.35%		125%
7-1-02 to 6-30-03	-0.71%		7	3.03%		-2.21%		90%
7-1-01 to 6-30-02	-20.80%		7	2.80%		-1.82%		70%
1-1-01 to 6-30-01	-15.56%		9	2.71%	[b]	-1.12%	[b]	52%
1-1-00 to 12-31-00	-15.01%		9	2.42%		-1.00%		80%
10-4-99* to 12-31-99	58.70%		3	2.42%	[b]	-2.19%	[b]	40%	[c]

Class Y
7-1-03 to 6-30-04	29.63%		$13	1.03%		-0.70%		125%
7-1-02 to 6-30-03	1.21%		6	1.03%		-0.19%		90%
7-1-01 to 6-30-02	-19.32%		15	1.02%		-0.01%		70%
1-1-01 to 6-30-01	-14.87%		31	1.00%	[b]	0.58%	[b]	52%
1-1-00 to 12-31-00	-13.80%		27	0.98%		0.26%		80%
1-1-99 to 12-31-99	103.72%		31	0.95%		-0.59%		40%

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c) For the fiscal year ended December 31, 1999.

SMALL CAP FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains		In Excess of Capital Gains		Total Distributions	Net Asset Value End of Period

Class A
7-1-03 to 6-30-04	$11.00	($0.17)	$2.62	$2.45	($0.00)	($0.00)		($0.00)		($0.00)	$13.45
7-1-02 to 6-30-03	10.16	(0.11)	0.95	0.84	(0.00)	(0.00)		(0.00)		(0.00)	11.00
7-1-01 to 6-30-02	12.14	(0.11)	(1.86)	(1.97)	(0.01)	(0.00)		(0.00)		(0.01)	10.16
7-1-00 to 6-30-01	14.68	0.05	(1.84)	(1.79)	(0.08)	(0.67)		(0.00)	[b]	(0.75)	12.14
10-4-99* to 6-30-00	10.00	0.09	4.62	4.71	(0.03)	(0.00)	[b]	(0.00)		(0.03)	14.68

Class B
7-1-03 to 6-30-04	$10.66	($0.26)	$2.51	$2.25	($0.00)	($0.00)		($0.00)		($0.00)	$12.91
7-1-02 to 6-30-03	9.95	(0.22)	0.93	0.71	(0.00)	(0.00)		(0.00)		(0.00)	10.66
7-1-01 to 6-30-02	12.01	(0.17)	(1.89)	(2.06)	(0.00)	(0.00)		(0.00)		(0.00)	9.95
7-1-00 to 6-30-01	14.58	(0.05)	(1.85)	(1.90)	(0.00)	(0.67)		(0.00)	[b]	(0.67)	12.01
10-4-99* to 6-30-00	10.00	0.02	4.58	4.60	(0.02)	(0.00)	[b]	(0.00)		(0.02)	14.58

Class C
7-1-03 to 6-30-04	$10.75	($0.26)	$2.55	$2.29	($0.00)	($0.00)		($0.00)		($0.00)	$13.04
7-1-02 to 6-30-03	10.01	(0.22)	0.96	0.74	(0.00)	(0.00)		(0.00)		(0.00)	10.75
7-1-01 to 6-30-02	12.05	(0.17)	(1.87)	(2.04)	(0.00)	(0.00)		(0.00)		(0.00)	10.01
7-1-00 to 6-30-01	14.60	(0.04)	(1.84)	(1.88)	(0.00)	(0.67)		(0.00)	[b]	(0.67)	12.05
10-4-99* to 6-30-00	10.00	0.03	4.59	4.62	(0.02)	(0.00)	[b]	(0.00)		(0.02)	14.60

Class Y
7-1-03 to 6-30-04	$11.10	($0.10)	$2.66	$2.56	($0.00)	($0.00)		($0.00)		($0.00)	$13.66
7-1-02 to 6-30-03	10.19	(0.19)	1.10	0.91	(0.00)	(0.00)		(0.00)		(0.00)	11.10
7-1-01 to 6-30-02	12.18	(0.01)	(1.91)	(1.92)	(0.07)	(0.00)		(0.00)		(0.07)	10.19
7-1-00 to 6-30-01	14.71	0.04	(1.76)	(1.72)	(0.14)	(0.67)		(0.00)	[b]	(0.81)	12.18
10-4-99* to 6-30-00	10.00	0.14	4.62	4.76	(0.05)	(0.00)	[b]	(0.00)		(0.05)	14.71

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Not shown due to rounding.
(c)Annualized.

SMALL CAP FUND

	Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
7-1-03 to 6-30-04	22.27%	[a]	$620	1.63%		-1.34%		93%
7-1-02 to 6-30-03	8.27%	[a]	471	1.68%		-1.16%		34%
7-1-01 to 6-30-02	-16.25%	[a]	493	1.61%		-0.63%		27%
7-1-00 to 6-30-01	-12.08%	[a]	371	1.59%		0.53%		35%
10-4-99* to 6-30-00	47.19%	[a]	287	1.61%	[c]	1.22%	[c]	37%

Class B
7-1-03 to 6-30-04	21.11%		$76	2.62%		-2.33%		93%
7-1-02 to 6-30-03	7.14%		59	2.76%		-2.24%		34%
7-1-01 to 6-30-02	-17.15%		56	2.67%		-1.68%		27%
7-1-00 to 6-30-01	-12.97%		47	2.62%		-0.51%		35%
10-4-99* to 6-30-00	46.07%		32	2.72%	[c]	0.08%	[c]	37%

Class C
7-1-03 to 6-30-04	21.30%		$24	2.48%		-2.19%		93%
7-1-02 to 6-30-03	7.39%		19	2.50%		-1.97%		34%
7-1-01 to 6-30-02	-16.93%		24	2.41%		-1.45%		27%
7-1-00 to 6-30-01	-12.82%		14	2.49%		-0.38%		35%
10-4-99* to 6-30-00	46.27%		10	2.51%	[c]	0.29%	[c]	37%

Class Y
7-1-03 to 6-30-04	23.06%		$184	1.06%		-0.77%		93%
7-1-02 to 6-30-03	8.93%		148	1.05%		-0.56%		34%
7-1-01 to 6-30-02	-15.83%		57	1.07%		-0.07%		27%
7-1-00 to 6-30-01	-11.57%		64	1.08%		0.96%		35%
10-4-99* to 6-30-00	47.75%		14	1.15%	[c]	1.68%	[c]	37%

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Not shown due to rounding.
(c)Annualized.

TAX-MANAGED EQUITY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions From Net Investment Income	Net Asset Value End of Period

Class A
7-1-03 to 6-30-04	$6.94	($0.07)	$1.40	$1.33	($0.00)	$8.27
7-1-02 to 6-30-03	6.60	(0.04)	0.38	0.34	(0.00)	6.94
7-1-01 to 6-30-02	8.24	(0.05)	(1.58)	(1.63)	(0.01)	6.60
1-1-01 to 6-30-01	9.55	(0.03)	(1.28)	(1.31)	(0.00)	8.24
3-31-00* to 12-31-00	10.00	0.04	(0.45)	(0.41)	(0.04)	9.55

Class B
7-1-03 to 6-30-04	$6.77	($0.13)	$1.34	$1.21	($0.00)	$7.98
7-1-02 to 6-30-03	6.49	(0.11)	0.39	0.28	(0.00)	6.77
7-1-01 to 6-30-02	8.17	(0.11)	(1.57)	(1.68)	(0.00)	6.49
1-1-01 to 6-30-01	9.52	(0.06)	(1.29)	(1.35)	(0.00)	8.17
3-31-00* to 12-31-00	10.00	0.01	(0.49)	(0.48)	(0.00)	9.52

Class C
7-1-03 to 6-30-04	$6.76	($0.12)	$1.33	$1.21	($0.00)	$7.97
7-1-02 to 6-30-03	6.49	(0.08)	0.35	0.27	(0.00)	6.76
7-1-01 to 6-30-02	8.17	(0.12)	(1.56)	(1.68)	(0.00)	6.49
1-1-01 to 6-30-01	9.51	(0.06)	(1.28)	(1.34)	(0.00)	8.17
3-31-00* to 12-31-00	10.00	0.01	(0.50)	(0.49)	(0.00)	9.51

Class Y
7-1-03 to 6-30-04	$6.95	($0.01)	$1.34	$1.33	($0.00)	$8.28
7-1-02 to 6-30-03	6.60	(0.02)	0.37	0.35	(0.00)	6.95
7-1-01 to 6-30-02	8.24	(0.13)	(1.49)	(1.62)	(0.02)	6.60
1-1-01 to 6-30-01	9.55	(0.03)	(1.28)	(1.31)	(0.00)	8.24
4-19-00* to 12-31-00	10.07	0.04	(0.51)	(0.47)	(0.05)	9.55

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)For the period from March 31, 2000 through December 31, 2000.
(d)Not shown due to rounding.

TAX-MANAGED EQUITY FUND

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
7-1-03 to 6-30-04	19.16%	[a]	$54		1.40%		-0.96%		92%
7-1-02 to 6-30-03	5.15%	[a]	34		1.49%		-0.70%		105%
7-1-01 to 6-30-02	-19.83%	[a]	35		1.39%		-0.70%		113%
1-1-01 to 6-30-01	-13.72%	[a]	48		1.57%	[b]	-0.82%	[b]	30%
3-31-00* to 12-31-00	-4.11%	[a]	67		1.15%	[b]	1.63%	[b]	17%

Class B
7-1-03 to 6-30-04	17.87%		$4		2.36%		-1.91%		92%
7-1-02 to 6-30-03	4.31%		3		2.43%		-1.64%		105%
7-1-01 to 6-30-02	-20.56%		4		2.26%		-1.58%		113%
1-1-01 to 6-30-01	-14.18%		6		2.40%	[b]	-1.63%	[b]	30%
3-31-00* to 12-31-00	-4.80%		9		2.08%	[b]	0.67%	[b]	17%

Class C
7-1-03 to 6-30-04	17.90%		$2		2.35%		-1.91%		92%
7-1-02 to 6-30-03	4.16%		2		2.49%		-1.71%		105%
7-1-01 to 6-30-02	-20.56%		2		2.31%		-1.63%		113%
1-1-01 to 6-30-01	-14.09%		3		2.40%	[b]	-1.64%	[b]	30%
3-31-00* to 12-31-00	-4.90%		4		2.09%	[b]	0.66%	[b]	17%

Class Y
7-1-03 to 6-30-04	19.14%		$0.02		1.24%		-0.80%		92%
7-1-02 to 6-30-03	5.30%		0.00	[d]	1.40%		-0.64%		105%
7-1-01 to 6-30-02	-19.71%		0.00	[d]	1.21%		-0.54%		113%
1-1-01 to 6-30-01	-13.72%		0.02		1.44%	[b]	-0.70%	[b]	30%
4-19-00* to 12-31-00	-4.70%		0.03		1.17%	[b]	1.41%	[b]	17%	[c]

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c)For the period from March 31, 2000 through December 31, 2000.
(d)Not shown due to rounding.

VALUE FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value End of Period

Class A
7-1-03 to 6-30-04	$9.77	$0.06	$1.99	$2.05	($0.05)	$11.77
7-1-02 to 6-30-03	9.89	0.05	(0.12)	(0.07)	(0.05)	9.77
7-1-01 to 6-30-02	10.82	0.02	(0.92)	(0.90)	(0.03)	9.89
12-15-00* to 6-30-01	10.00	0.03	0.79	0.82	(0.00)	10.82

Class B
7-1-03 to 6-30-04	$9.60	($0.03)	$1.95	$1.92	($0.00)	$11.52
7-1-02 to 6-30-03	9.78	(0.04)	(0.14)	(0.18)	(0.00)	9.60
7-1-01 to 6-30-02	10.77	(0.04)	(0.95)	(0.99)	(0.00)	9.78
12-15-00* to 6-30-01	10.00	0.00	0.77	0.77	(0.00)	10.77

Class C
7-1-03 to 6-30-04	$9.64	($0.03)	$1.96	$1.93	($0.00)	$11.57
7-1-02 to 6-30-03	9.80	(0.03)	(0.13)	(0.16)	(0.00)	9.64
7-1-01 to 6-30-02	10.77	(0.03)	(0.94)	(0.97)	(0.00)	9.80
12-15-00* to 6-30-01	10.00	0.01	0.76	0.77	(0.00)	10.77

Class Y
7-1-03 to 6-30-04	$9.79	$0.11	$2.01	$2.12	($0.11)	$11.80
7-1-02 to 6-30-03	9.91	0.09	(0.12)	(0.03)	(0.09)	9.79
7-1-01 to 6-30-02	10.84	0.01	(0.87)	(0.86)	(0.07)	9.91
12-15-00* to 6-30-01	10.00	0.07	0.77	0.84	(0.00)	10.84

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses.
Therefore, no ratio is provided.
(c)Annualized.

VALUE FUND

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver		Ratio of Expenses to Average Net Assets Without Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Without Waiver		Portfolio Turnover Rate

Class A
7-1-03 to 6-30-04	21.04%	[a]	$402	1.40%		0.60%		-	[b]	-	[b]	92%
7-1-02 to 6-30-03	-0.73%	[a]	274	1.45%		0.58%		-	[b]	-	[b]	118%
7-1-01 to 6-30-02	-8.30%	[a]	286	1.39%		0.53%		-	[b]	-	[b]	60%
12-15-00* to 6-30-01	8.20%	[a]	109	1.47%	[c]	1.17%	[c]	1.50%	[c]	1.14%	[c]	10%

Class B
7-1-03 to 6-30-04	20.00%		$49	2.39%		-0.39%		-	[b]	-	[b]	92%
7-1-02 to 6-30-03	-1.84%		34	2.49%		-0.46%		-	[b]	-	[b]	118%
7-1-01 to 6-30-02	-9.19%		33	2.36%		-0.45%		-	[b]	-	[b]	60%
12-15-00* to 6-30-01	7.70%		13	2.42%	[c]	0.14%	[c]	2.46%	[c]	0.10%	[c]	10%

Class C
7-1-03 to 6-30-04	20.02%		$22	2.29%		-0.29%		-	[b]	-	[b]	92%
7-1-02 to 6-30-03	-1.73%		17	2.34%		-0.31%		-	[b]	-	[b]	118%
7-1-01 to 6-30-02	-8.91%		19	2.20%		-0.29%		-	[b]	-	[b]	60%
12-15-00* to 6-30-01	7.70%		9	2.25%	[c]	0.39%	[c]	2.29%	[c]	0.36%	[c]	10%

Class Y
7-1-03 to 6-30-04	21.74%		$21	0.93%		1.06%		-	[b]	-	[b]	92%
7-1-02 to 6-30-03	-0.37%		15	0.94%		1.09%		-	[b]	-	[b]	118%
7-1-01 to 6-30-02	-7.85%		9	0.95%		0.97%		-	[b]	-	[b]	60%
12-15-00* to 6-30-01	8.40%		1	1.11%	[c]	1.77%	[c]	1.13%	[c]	1.75%	[c]	10%

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses.
Therefore, no ratio is provided.
(c)Annualized.

VANGUARD FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	In Excess of Capital Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-03 to 6-30-04	$7.03	($0.05)	$1.26	$1.21	($0.00)	($0.00)	($0.00)	($0.00)	$8.24
7-1-02 to 6-30-03	7.07	(0.02)	(0.02)	(0.04)	(0.00)	(0.00)	(0.00)	(0.00)	7.03
7-1-01 to 6-30-02	8.46	(0.01)	(1.36)	(1.37)	(0.00)	(0.02)	(0.00)	(0.02)	7.07
10-1-00 to 6-30-01	14.17	(0.02)	(3.92)	(3.94)	(0.00)	(1.51)	(0.26)	(1.77)	8.46
10-1-99 to 9-30-00	10.11	(0.07)	5.00	4.93	(0.00)	(0.87)	(0.00)	(0.87)	14.17
10-1-98 to 9-30-99	7.50	(0.02)	2.75	2.73	(0.01)	(0.11)	(0.00)	(0.12)	10.11

Class B
7-1-03 to 6-30-04	$6.69	($0.08)	$1.14	$1.06	($0.00)	($0.00)	($0.00)	($0.00)	$7.75
7-1-02 to 6-30-03	6.83	(0.08)	(0.06)	(0.14)	(0.00)	(0.00)	(0.00)	(0.00)	6.69
7-1-01 to 6-30-02	8.28	(0.10)	(1.33)	(1.43)	(0.00)	(0.02)	(0.00)	(0.02)	6.83
10-1-00 to 6-30-01	14.01	(0.08)	(3.88)	(3.96)	(0.00)	(1.51)	(0.26)	(1.77)	8.28
10-4-99* to 9-30-00	10.43	(0.03)	4.48	4.45	(0.00)	(0.87)	(0.00)	(0.87)	14.01

Class C
7-1-03 to 6-30-04	$6.70	($0.06)	$1.13	$1.07	($0.00)	($0.00)	($0.00)	($0.00)	$7.77
7-1-02 to 6-30-03	6.83	(0.04)	(0.09)	(0.13)	(0.00)	(0.00)	(0.00)	(0.00)	6.70
7-1-01 to 6-30-02	8.27	(0.08)	(1.34)	(1.42)	(0.00)	(0.02)	(0.00)	(0.02)	6.83
10-1-00 to 6-30-01	14.01	(0.09)	(3.88)	(3.97)	(0.00)	(1.51)	(0.26)	(1.77)	8.27
10-4-99* to 9-30-00	10.43	(0.03)	4.48	4.45	(0.00)	(0.87)	(0.00)	(0.87)	14.01

Class Y
7-1-03 to 6-30-04	$7.14	($0.04)	$1.29	$1.25	($0.00)	($0.00)	($0.00)	($0.00)	$8.39
7-1-02 to 6-30-03	7.15	(0.04)	0.03	(0.01)	(0.00)	(0.00)	(0.00)	(0.00)	7.14
7-1-01 to 6-30-02	8.52	0.01	(1.36)	(1.35)	(0.00)	(0.02)	(0.00)	(0.02)	7.15
10-1-00 to 6-30-01	14.23	(0.01)	(3.93)	(3.94)	(0.00)	(1.51)	(0.26)	(1.77)	8.52
10-1-99 to 9-30-00	10.13	(0.05)	5.02	4.97	(0.00)	(0.87)	(0.00)	(0.87)	14.23
10-1-98 to 9-30-99	7.52	(0.00)	2.75	2.75	(0.03)	(0.11)	(0.00)	(0.14)	10.13

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c) For the fiscal year ended September 30, 2000.

VANGUARD FUND

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
7-1-03 to 6-30-04	17.21%	[a]	$1,771	1.22%		-0.56%		137%
7-1-02 to 6-30-03	-0.57%	[a]	1,474	1.29%		-0.31%		77%
7-1-01 to 6-30-02	-16.25%	[a]	1,568	1.21%		-0.14%		59%
10-1-00 to 6-30-01	-30.29%	[a]	2,034	1.11%	[b]	-0.23%	[b]	101%
10-1-99 to 9-30-00	50.91%	[a]	2,979	1.04%		-0.48%		64%
10-1-98 to 9-30-99	36.74%	[a]	1,924	1.13%		-0.22%		84%

Class B
7-1-03 to 6-30-04	15.85%		$59	2.38%		-1.72%		137%
7-1-02 to 6-30-03	-2.05%		40	2.68%		-1.70%		77%
7-1-01 to 6-30-02	-17.33%		36	2.51%		-1.43%		59%
10-1-00 to 6-30-01	-30.84%		42	2.29%	[b]	-1.39%	[b]	101%
10-4-99* to 9-30-00	44.64%		42	2.14%	[b]	-1.49%	[b]	64%	[c]

Class C
7-1-03 to 6-30-04	15.97%		$20	2.17%		-1.51%		137%
7-1-02 to 6-30-03	-1.90%		12	2.64%		-1.67%		77%
7-1-01 to 6-30-02	-17.23%		8	2.50%		-1.43%		59%
10-1-00 to 6-30-01	-30.92%		7	2.29%	[b]	-1.39%	[b]	101%
10-4-99* to 9-30-00	44.64%		8	2.14%	[b]	-1.49%	[b]	64%	[c]

Class Y
7-1-03 to 6-30-04	17.51%		$38	0.87%		-0.20%		137%
7-1-02 to 6-30-03	-0.14%		21	0.88%		0.08%		77%
7-1-01 to 6-30-02	-15.90%		13	0.87%		0.21%		59%
10-1-00 to 6-30-01	-30.15%		15	0.84%	[b]	0.04%	[b]	101%
10-1-99 to 9-30-00	51.21%		20	0.82%		-0.26%		64%
10-1-98 to 9-30-99	36.94%		12	0.90%		-0.02%		84%

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.
(c) For the fiscal year ended September 30, 2000.

Waddell & Reed Advisors Funds
Custodian	Underwriter
UMB Bank, n.a.	Waddell & Reed, Inc.
928 Grand Boulevard	6300 Lamar Avenue
Kansas City, Missouri 64106	P. O. Box 29217
Shawnee Mission, Kansas
Legal Counsel	66201-9217
Kirkpatrick & Lockhart LLP	913.236.2000
1800 Massachusetts Avenue, N.W.	888.WADDELL
Washington, D. C. 20036

Independent Auditors	Shareholder Servicing Agent
Deloitte & Touche LLP	Waddell & Reed
1010 Grand Boulevard	Services Company
Kansas City, Missouri	6300 Lamar Avenue
64106-2232	P. O. Box 29217
Shawnee Mission, Kansas
Investment Manager	66201-9217
Waddell & Reed Investment	913.236.2000
Management Company	888.WADDELL
6300 Lamar Avenue
P. O. Box 29217	Accounting Services Agent
Shawnee Mission, Kansas	Waddell & Reed
66201-9217	Services Company
913.236.2000	6300 Lamar Avenue
888.WADDELL	P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913.236.2000
888.WADDELL

Waddell & Reed Advisors Funds

You can get more information about each Fund in its--

Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via email at request@waddell.com and are available at waddell.com.

Information about the Funds (including each Fund's current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.942.8090.

The Funds' SEC file numbers are as follows:
         Waddell & Reed Advisors Asset Strategy Fund, Inc.: 811-7217
         Waddell & Reed Advisors Continental Income Fund, Inc.: 811-2008
         Waddell & Reed Advisors Funds, Inc.: 811-2552
                  Accumulative Fund
                  Core Investment Fund
                  Science and Technology Fund
         Waddell & Reed Advisors International Growth Fund, Inc.: 811-2004
         Waddell & Reed Advisors New Concepts Fund, Inc.: 811-3695
         Waddell & Reed Advisors Retirement Shares, Inc.: 811-2263
         Waddell & Reed Advisors Select Funds, Inc.: 811-10135
                  Dividend Income Fund
                  Value Fund
         Waddell & Reed Advisors Small Cap Fund, Inc.: 811-09435
         Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.: 811-9789
         Waddell & Reed Advisors Vanguard Fund, Inc.: 811-1806

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

NUP2200 (10-04)

WADDELL & REED ADVISORS SMALL CAP FUND, INC.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

October 29, 2004

STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for the Waddell & Reed Advisors Small Cap Fund, Inc., dated October 29, 2004, (Prospectus) which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc. (Waddell & Reed), at the address or telephone number shown above.

         The Financial Statements, including notes thereto, are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated June 30, 2004, which may also be obtained from the Fund or Waddell & Reed at the address and telephone number above.

TABLE OF CONTENTS

Fund History
The Fund, Its Investments, Related Risks and Limitations
Management of the Fund
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Proxy Voting Policy
Capital Stock
Purchase, Redemption and Pricing of Shares
Taxation of the Fund
Underwriters
Financial Statements

FUND HISTORY

         Waddell & Reed Advisors Small Cap Fund, Inc. (Fund) was organized as a Maryland corporation on June 3, 1999. Prior to June 30, 2000, the Fund was known as United Small Cap Fund, Inc.®

THE FUND, ITS INVESTMENTS, RELATED RISKS AND LIMITATIONS

         The Fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. The Fund is an open-end, diversified management company.

         This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's objective. A summary of the risks associated with these instrument types and investment practices is included as well.

         WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its objective. See Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, policies.

Securities - General

         The Fund may invest in securities including common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The Fund may invest in preferred stocks rated in any rating category of the established rating services or, if unrated, judged by WRIMCO to be of equivalent quality. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating level (e.g., BBB by Standard & Poor's, a division of McGraw-Hill Companies, Inc. (S&P) and Ba by Moody's Investors Service (Moody's)), it is the Fund's general policy to classify such securities at the higher rating level where, in the judgment of WRIMCO, such classification reasonably reflects the security's quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

         The Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (securities rated D by S&P and D by Moody's). Debt securities rated D by S&P or D by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by Moody's are considered to be investment grade debt securities, yet such securities may have speculative characteristics. In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security as having that rating.

         Lower quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

         While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

         The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

         The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

         The Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

Borrowing

         The Fund may borrow money, but only from banks and for extraordinary or emergency purposes.

         Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have reduced net investment income during periods of outstanding borrowings. As such, its share price may be subject to greater fluctuation until the borrowing is paid off.

Foreign Securities and Currencies

         The Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are U. S. dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

         WRIMCO believes that there are investment opportunities as well as risks by investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that the Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

         However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

         The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

         Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         The Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See, Options, Futures and Other Strategies - Forward Currency Contracts.

         As a general rule, the country assigned to a security is the issuer's country of domicile, as reflected by a third party source (e.g., Bloomberg). However, pursuant to adopted procedures, WRIMCO may request a different country designation due to certain identified circumstances, including: (i) the country in which the security is principally traded (determined based on a percentage of the total volume traded); or (ii) the country from which the issuer, during the issuer's most recent fiscal year, derived at least 50% of its revenues or profits (from goods produced or sold, investments made, or services performed) or that have at least 50% of their assets in that country or region. The request to change a security's country designation must be delivered to the Fund's Treasurer and to the Fund's Chief Compliance Officer for approval.

         Investments in obligations of domestic branches of foreign banks will be considered domestic securities if WRIMCO has determined that the nature and extent of Federal and state regulation and supervision of the branch in question is substantially equivalent to Federal or state chartered domestic banks doing business in the same jurisdiction.

Illiquid Investments

         Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;
(2)	restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;
(3)	non-government stripped fixed-rate mortgage-backed securities;
(4)	bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
(5)	over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;
(6)	securities for which market quotations are not readily available; and
(7)	securities involved in swap, cap, floor and collar transactions.

         The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Indexed Securities

         The Fund may purchase indexed securities subject to its operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Investment Company Securities

         The Fund may purchase securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Lending Securities

         Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under the Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO.

         Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities lent. Under the present Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

         There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

         The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to WRIMCO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

         Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote as to (1) whom securities may be lent, (2) the investment of cash collateral, or (3) voting rights.

         There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities lent increases, as well as risks of delay in recovering the securities lent or even loss of rights in collateral should the borrower fail financially.

Money Market Instruments

         Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

         Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

         The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

         The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may so invest as long as WRIMCO determines that such investments are consistent with the Fund's goals and investment policies.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

         For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

         Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

         Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

         The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

Options, Futures and Other Strategies

         General. WRIMCO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the risks of the Fund's investments that can affect fluctuation in its net asset value (NAV).

         Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities denominated in other currencies, it may purchase and sell foreign currency derivatives.

         Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's holdings is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (SEC), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC). The Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and the regulations thereunder and, therefore, are not subject to registration or regulation as a commodity pool operator under such Act. In addition, the Fund's ability to use Financial Instruments is limited by tax considerations. See Taxation of the Fund.

         In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

         (1)         Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

         (2)         There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3)         If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

         (4)         As described below, the Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (5)         The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

         Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

         Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures contract strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

         Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

         Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

         Where index futures contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         Foreign Currency Hedging Strategies -- Special Considerations. The Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

         The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

         The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Fund's securities denominated in the old (less favorable) currency. Because these transactions are not entered into for hedging purposes, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

         The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

         Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that WRIMCO will hedge at an appropriate time.

         Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Turnover. The Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         Swaps, Caps, Floors and Collars. The Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because these agreements may affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options.

         The creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the Investment Company Act of 1940, as amended (1940 Act). The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

Repurchase Agreements

         The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 15% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

         The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

Restricted Securities

         Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See, Illiquid Investments.

U.S. Government Securities

         Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

         Certain securities issued or guaranteed by U.S. Government agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

         Other securities issued or guaranteed by U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

         If the securities issued or guaranteed by a U.S. Government agency or instrumentality are not backed by the full faith and credit of the U.S. Government, there can be no assurance that the U.S. Government would provide financial support to the agency or instrumentality. The Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

         U.S. Government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Variable or Floating Rate Instruments

         Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

         Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

Zero Coupon Securities

         Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

         The Fund may invest in zero coupon securities that are stripped U.S. Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with original issue discount (OID). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends it pays to its shareholders. The Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

         A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

         The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Investment Restrictions and Limitations

         Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

(1)

Purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(2)

Buy real estate nor any nonliquid interest in real estate investment trusts; however, the Fund may buy obligations or instruments which it may otherwise buy even though the issuer invests in real estate or interests in real estate;

(3)

Buy shares of other investment companies which redeem their shares. The Fund can buy shares of investment companies that do not redeem their shares if it does it in a regular transaction in the open market and then does not have more than one tenth (i.e., 10%) of its total assets in these shares. The Fund may also buy these shares as part of a merger or consolidation;

(4)

Lend money or other assets, other than through certain limited types of loans described herein; the Fund can buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act or, except as provided above, enter into repurchase agreements (see Repurchase Agreements above);

The following interpretation applies to, but is not part of, this fundamental restriction: the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

(5)	Invest for the purpose of exercising control or management of other companies;

(6)	Participate on a joint, or a joint and several, basis in any trading account in any securities;

(7)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(8)	Engage in the underwriting of securities, that is, the selling of securities for others;

(9)

With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and Government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry;

(10)	Issue senior securities; or

(11)

Borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 5% of the value of its total assets. The Fund may not pledge its assets in connection with any permitted borrowings; however, this policy does not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward currency contracts, swaps, caps, floors, collars and other financial instruments.

The following investment restrictions are not fundamental, or are operating, and may be changed by the Board of Directors without shareholder approval:

(1)

At least 80% of the Fund's net assets will be invested during normal market conditions in companies whose market capitalizations are within the range of capitalizations included in the Lipper, Inc. Small Cap Category (small cap stocks) at the time the securities are acquired by the Fund. The Fund will notify Fund shareholders at least 60 days prior to a change in the 80% investment policy.

(2)	The Fund does not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of its total assets would consist of such investments.

(3)	The Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

(4)	The Fund does not currently intend to invest more than 10% of its net assets in foreign securities.

(5)	The Fund does not currently intend to invest more than 5% of its total assets in the securities of other investment companies.

(6)

The Fund may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(7)

To the extent that the Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

         An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

         The Fund's portfolio turnover rate for the fiscal years ended June 30, 2004 and June 30, 2003 was 93% and 34%, respectively.

MANAGEMENT OF THE FUND

Directors and Officers

         The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. The Ivy Family of Funds is comprised of each of the funds in Ivy Funds, Inc. (formerly, W&R Funds, Inc.) and Ivy Funds, a Massachusetts business trust.

         Following is a list of the members of the Board of Directors (Board) and the officers of the Fund. The Board oversees the operations of the Fund, and is responsible for the overall management and supervision of the affairs of the Fund in accordance with the laws of the State of Maryland. The Board similarly oversees the operations of each of the funds in the Advisors Fund Complex, with the exception of Robert L. Hechler, who is not a Director for W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

         Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of the Fund, based on policies reviewed and approved by the Board and general oversight by the Board.

Disinterested Directors

         The following table provides information regarding each Director who is not an "interested person" as defined in the 1940 Act.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	DIRECTOR SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 56	Director	1997	Professor of Law, Washburn Law School (1998 to present); Formerly, Dean, Washburn Law School (1988 to 2001)	42	Director, Am Vestors CBO II, Inc. (bond investment firm)
John A. Dillingham 4040 Northwest Claymont Drive Kansas City, MO 64116 Age: 65	Director	1997	President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	42	None
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 71	Director	1998	Formerly, president, William and Flora Hewlett Foundation (1993 to 1999)	42	None
Linda K. Graves 6300 Lamar Avenue Overland Park, KS 66202 Age: 51	Director	1995	Shareholder/Attorney, Levy & Craig, P.C. (1994 to present) (currently on leave of absence); formerly, First Lady of Kansas (1995 to 2003)	42	None
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 37	Director	1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)	70	Director, Ivy Funds, Inc.; Trustee, Ivy Funds
John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 84	Director	1988	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)	42	Director, Central Bank & Trust; Central Financial Corporation (banking)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 80	Director	1971	Retired	42	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director	1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); formerly, Chancellor, University of Missouri at Kansas City (1991 to 1999)	70	Director, Ivy Funds, Inc.; Trustee, Ivy Funds
Frederick Vogel III 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director	1971	Retired	42	None

*With respect to the Fund Complex.

Interested Directors

Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. The fourth interested director, Mr. Ross, is a shareholder in a law firm that has represented Waddell & Reed within the past two years.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	DIRECTOR/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Keith A. Tucker 6300 Lamar Avenue Overland Park, KS 66202 Age: 59	Chairman of the Board Director	1998 1993	Chairman of the Board, Chief Executive Officer and Director of WDR (1998 to present); formerly, Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board and Director of Waddell & Reed, WRIMCO and WRSCO (1993 to present); Chairman of the Board and Director/Trustee of each of the funds in the Fund Complex	70	Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 61	President Director	2001 1998	President, Chief Investment Officer and Director of WDR (1998 to present); formerly, Treasurer of WDR (1998 to 1999); Director of Waddell & Reed; President and Chief Executive Officer and Director of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President and Director/Trustee of each of the funds in the Fund Complex	70	Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of WRIICO
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director	1998	Consultant of WDR and Waddell & Reed (2001 to present); formerly, Director of WDR (1998 to 2003); formerly, Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); formerly, President and Chief Executive Officer of Waddell & Reed (1993 to 2001); formerly, Principal Financial Officer, Treasurer and Director of Waddell & Reed (1981 to 2001); formerly, Executive Vice President, Principal Financial Officer, Treasurer and Director of WRIMCO (1985 to 2001); formerly, Treasurer and Director of WRSCO (1981 to 2001); formerly, President of WRSCO (1981 to 1999)	24	None
Frank J. Ross, Jr. Polsinelli Shalton Welte Suelthaus, L.P. 700 West 47th Street Suite 1000 Kansas City, MO 64112 Age: 51	Director	1996	Shareholder/Director, Polsinelli Shalton Welte Suelthaus, L.P., a law firm (1980 to present)	42	Director, Columbian Bank & Trust

*With respect to the Fund Complex.

Officers

         The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard 6300 Lamar Avenue Overland Park KS 66202 Age: 62	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	1987 1976 1976 2002

Senior Vice President of WRSCO (2001 to present); Vice President (1987 to present), Treasurer and Principal Accounting Officer (1976 to present), and Principal Financial Officer (2002 to present) of each of the funds in the Fund Complex; formerly, Vice President of WRSCO (1988 to 2001)

Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 36	Vice President Secretary Associate General Counsel	2000 2000 2000

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and WRIICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); formerly, Assistant Secretary of funds in the Fund Complex (1998 to 2000); formerly, Compliance Officer of WRIMCO (1998 to 2000)

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 38	Vice President General Counsel Assistant Secretary	2000 2000 2000

Senior Vice President, Secretary and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President, Assistant Secretary and General Counsel of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present); formerly, Assistant Secretary of WDR (1998 to 2000)

*With respect to the Fund Complex.

Committees of the Board of Directors

         The Board has established the following committees: Audit Committee, Executive Committee, Nominating Committee, Valuation Committee and Investment Review Committee. The respective duties and current memberships are:

Audit Committee. The Audit Committee meets with the Fund's independent registered public accounting firm, internal auditors and corporate officers to discuss the scope and results of the annual audit of the Fund, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between the Fund's independent registered public accounting firm and the full Board of Directors. James M. Concannon, Linda K. Graves, John F. Hayes and Glendon E. Johnson are the members of the Audit Committee. During the fiscal year ended June 30, 2004, the Audit Committee met four times.

Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. Keith A. Tucker, Frank J. Ross, Jr. and John A. Dillingham are the members of the Executive Committee. During the fiscal year ended June 30, 2004, the Executive Committee did not meet.

Nominating Committee. The Nominating Committee evaluates, selects and recommends to the Board candidates for disinterested directors. Glendon E. Johnson, Eleanor B. Schwartz and David P. Gardner are the members of the Nominating Committee. During the fiscal year ended June 30, 2004, the Nominating Committee did not meet.

Valuation Committee. The Valuation Committee reviews and considers valuation recommendations by management for securities for which market quotations are not available, and values such securities and other assets at fair value as determined in good faith under procedures established by the Board. Keith A. Tucker and Henry J. Herrmann are the members of the Valuation Committee. During the fiscal year ended June 30, 2004, the Committee met four times.

Investment Review Committee. The Investment Review Committee considers such matters relating to the investment management of the funds in the Advisors Fund Complex as the Committee may, from time to time, determine warrant review, such as investment management policies and strategies, investment performance, risk management techniques and securities trading practices, and may make recommendations as to these matters to the full Board. Frederick Vogel III, Joseph Harroz, Jr. and Frank J. Ross, Jr. are the members of the Investment Review Committee. The Committee did not meet during the fiscal year ended June 30, 2004.

Ownership of Fund Shares

(as of December 31, 2003)

         The following table provides information regarding shares of the Fund owned by each Director, as well as the aggregate dollar range of shares owned, by each Director, within the Fund Complex.

DISINTERESTED DIRECTORS

Director	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Fund Complex
James M. Concannon	$1 to $10,000	over $100,000
John A. Dillingham	$10,001 to $50,000	over $100,000
David P. Gardner	$0	$0
Linda K. Graves	$0	over $100,000
Joseph Harroz, Jr.	$1 to $10,000	$50,001 to $100,000
John F. Hayes	$0	over $100,000
Glendon E. Johnson	$0	over $100,000
Eleanor B. Schwartz	$0	$0
Frederick Vogel III	$1 to $10,000	over $100,000

INTERESTED DIRECTORS

Director	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Fund Complex
Robert L. Hechler	over $100,000	over $100,000
Henry J. Herrmann	$0	over $100,000
Frank J. Ross, Jr.	$1 to $10,000	over $100,000
Keith A. Tucker	$50,001 to $100,000	over $100,000

The Directors who are not affiliated persons of the Fund have deferred a portion of their annual compensation. The values of these deferred accounts are:

Director	Dollar Range of Fund Shares Deemed to be Owned	Aggregate Dollar Range of Shares Deemed to be Owned in all Funds within the Fund Complex
James M. Concannon	$0	$10,001 to $50,000
John A. Dillingham	$1 to $10,000	$10,001 to $50,000
David P. Gardner	$0	$50,001 to $100,000
Linda K. Graves	$0	$10,001 to $50,000
Joseph Harroz, Jr.	$10,001 to $50,000	over $100,000
John F. Hayes	$0	$10,001 to $50,000
Robert L. Hechler	$0	$10,001 to $50,000
Glendon E. Johnson	$0	$10,001 to $50,000
Frank J. Ross, Jr.	$10,001 to $50,000	$50,001 to $100,000
Eleanor B. Schwartz	$0	$10,001 to $50,000
Frederick Vogel III	$1 to $10,000	$10,001 to $50,000

Compensation

         The fees paid to the Directors are divided among the funds in the Advisors Fund Complex based on each fund's relative asset size. During the fiscal year ended June 30, 2004, the Directors received the following fees for service as a director:

COMPENSATION TABLE

		Total
	Aggregate	Compensation
	Compensation	From Fund and
	From	Advisors Fund
Director	Fund	Complex[1]
--------	------------	------------
Disinterested Directors:
James M. Concannon	$2,753	$83,000
John A. Dillingham	2,753	83,000
David P. Gardner	2,753	83,000
Linda K. Graves	2,753	83,000
Joseph Harroz, Jr.	2,753	83,000
John F. Hayes	2,753	83,000
Glendon E. Johnson	2,753	83,000
Eleanor B. Schwartz	2,753	83,000
Frederick Vogel III	2,753	83,000

Interested Directors:
Robert L. Hechler	3,230	83,000
Henry J. Herrmann	0	0
Frank J. Ross, Jr.	2,753	83,000
Keith A. Tucker	0	0

1No pension or retirement benefits have been accrued as a part of Fund expenses.

         The officers are paid by WRIMCO and its affiliates.

         The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993, and has attained the age of 75 must resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Fund for at least five years which need not have been consecutive. A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director; however, a Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as Director Emeritus, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Fund.

         Class A shares of the Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed or any of its affiliates, and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. See Purchase, Redemption and Pricing of Shares--Net Asset Value Purchases of Class A Shares for more information.

Code of Ethics

         The Fund, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following table sets forth information with respect to the Fund, as of September 30, 2004, regarding the beneficial ownership of Fund shares.

Shares owned
Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
-------------------	-----	------------	-------

Bank of New York As Cust for	Class Y	11,236,605	82.49%
for Various Plans of
Pricewaterhouse Coopers LLC
1 Wall St Fl 12
New York NY 10286-0001

         As of September 30, 2004, all of the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

         The Fund has an Investment Management Agreement (the Management Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The Agreement obligates WRIMCO to make investments for the account of the Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the Code) relating to regulated investment companies, subject to policy decisions adopted by the Board. WRIMCO also determines the securities to be purchased or sold by the Fund and places the orders.

         WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

         WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. since each company's inception. WRIMCO had also served as investment manager for the funds in Ivy Funds, Inc. until June 30, 2003. Effective June 30, 2003, WRIMCO assigned its Investment Management Agreement with Ivy Funds, Inc. to Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WRIMCO. Waddell & Reed serves as principal underwriter and distributor for each of the investment companies in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc., and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which W&R Target Funds, Inc. is the underlying investment vehicle. Waddell & Reed had also served as the principal underwriter and distributor for Ivy Funds, Inc. until June 16, 2003. Effective June 16, 2003, Waddell & Reed assigned the Principal Underwriting Agreement with Ivy Funds, Inc. to Ivy Funds Distributor, Inc., an affiliate of Waddell & Reed.

         The Management Agreement was renewed by the Board of Directors at the meeting held August 18, 2004, and will continue in effect for the period from October 1, 2004, through September 30, 2005, unless sooner terminated. The Management Agreement provides that it may be renewed year to year, provided that any such renewal has been specifically approved, at least annually, by (i) the Board of Directors, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Directors who are not deemed to be "interested persons" (as defined in the 1940 Act) of the Fund or WRIMCO (the Disinterested Directors). The Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice by the Fund to WRIMCO and 120 days' written notice by WRIMCO to the Fund, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Renewal of Investment Management Agreement

           At their August 17 and 18, 2004 meeting, the Directors, including all of the Disinterested Directors, considered and approved the renewal of the existing Management Agreement between WRIMCO and the Fund.  In voting to approve continuation of the Management Agreement, the Directors, including the Disinterested Directors, considered the nature and quality of the services provided under the Management Agreement and the overall fairness of the Agreement.  The Board concluded that the terms of the Agreement are reasonable and fair and that the continuation of the Agreement is in the best interests of the Fund.  These matters were considered by the Disinterested Directors meeting separately from the full Board with experienced 1940 Act counsel that is independent from Waddell & Reed and WRIMCO.

           As part of the renewal process, legal counsel to the Fund and the Disinterested Directors sent information request letters to WRIMCO seeking certain relevant information.  Fund counsel also provided the Directors with a memorandum detailing their responsibilities pertaining to the renewal of the Management Agreement.  This memorandum explained the regulatory requirements surrounding the Directors’ process for evaluating the Fund’s investment adviser and the terms of the Management Agreement.  The Board also retained a third - party consultant to provide data regarding the Fund’s performance and expenses compared with similarly managed funds and met with the consultant to discuss the data.

           The Board considered the following factors to be of primary importance to its approval of the Management Agreement:

  the performance of the Fund relative to comparable mutual funds and unmanaged indices;
  an analysis of the Fund’s investment advisory fees and total expenses versus comparable mutual funds, including that the expense ratios of the Fund appear to the Board to be reasonable given the quality of services expected to be provided the existence of breakpoints in the Fund’s advisory fees;
  a cost/profitability analysis of WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund, if available;
  an evaluation of other benefits to WRIMCO or the Fund as a result of their relationship, if any; and
  the favorable history, reputation, qualification and background of WRIMCO, as well as the qualifications of its personnel and financial condition.
            With respect to the nature and quality of services provided, the Board considered the Fund’s performance in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, as selected and provided by a third - party consultant.  The Board also considered WRIMCO’s use of brokers or dealers in Fund transactions that provided research and other services to WRIMCO, and the benefits derived by the Funds and by other clients of WRIMCO from such services.

              With respect to the overall fairness of the Management Agreement, the Board considered the fee structure and the profitability of WRIMCO and its affiliates from their association with the Fund.  The Board reviewed information from a third - party data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund.  The Board also considered that the Fund’s advisory fee structure provides for a reduction of payments resulting from economies of scale.  In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to WRIMCO’s profit or loss on the Fund for a recent period.

            The Board considered that the Small Cap Fund had underperformed the selected peer group funds and index for the one-year period ended June 30, 2004, but it had outperformed the selected peer group funds and index for the three-year period ended June 30, 2004.  The Board also considered that the management fees and total expenses of the Fund were lower than or comparable to those of the peer group funds.

         The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Shareholder Services

         Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (WRSCO), a subsidiary of Waddell & Reed, WRSCO performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of Directors without shareholder approval.

Accounting Services

         Under the Accounting Services Agreement entered into between the Fund and WRSCO, WRSCO provides the Fund with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

         Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The Fund accrues and pays this fee daily. The management fees paid by the Fund to WRIMCO during the Fund's fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002 were $7,144,850, $5,018,424 and $4,948,334, respectively.

         For purposes of calculating the daily fee, the Fund does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid to the Fund.

         Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares the Fund pays WRSCO a monthly fee of $1.5042 for each shareholder account that was in existence at any time during the prior month. For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of WRSCO, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by WRSCO in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, WRIMCO or WRSCO.

         Under the Accounting Services Agreement, the Fund pays WRSCO, effective July 1, 2003, a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee
Average Daily Net Assets for the Month	Monthly Fee
$ 0 - $ 10 million	$ 0
$ 10 - $ 25 million	$ 958
$ 25 - $ 50 million	$ 1,925
$ 50 - $100 million	$ 2,958
$100 - $200 million	$ 4,033
$200 - $350 million	$ 5,267
$350 - $550 million	$ 6,875
$550 - $750 million	$ 8,025
$750 - $ 1.0 billion	$10,133
$1.0 billion and over	$12,375

         Plus, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

         The Fund also pays monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until Fund assets are at least $10 million.

         Prior to July 1, 2003, the Fund paid to WRSCO a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Average Daily Net Assets for the Month	Monthly Fee
$0 to $10	$ 0
$10 to $25	$ 917
$25 to $50	$1,833
$50 to $100	$2,750
$100 to $200	$3,666
$200 to $350	$4,583
$350 to $550	$5,500
$550 to $750	$6,417
$750 to $1,000	$7,792
$1,000 and over	$9,167

         In addition, for each class of shares in excess of one, the Fund paid WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

         Fees paid to WRSCO for accounting services for the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002 were $126,187, $80,804 and $78,833, respectively.

         Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and WRSCO, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

         Waddell & Reed reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares as described in the section entitled Purchase, Redemption and Pricing of Shares, and in the Prospectus. A major portion of the sales charge for Class A shares and the contingent deferred sales charge (CDSC) for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of Waddell & Reed and its affiliate, Legend Equities Corporation (Legend) and third-party selling broker-dealers. Waddell & Reed may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

         The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

         Under the Distribution and Service Plan (the Plan) for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

         Pursuant to the Principal Underwriting Agreement entered into between Waddell & Reed and the Fund, Waddell & Reed offers the Fund's shares through its financial advisors and sales managers and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through its sales force, Waddell & Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed to be reimbursed for amounts it expends: in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers and other third parties who may regularly sell Class A shares of the Fund, and may regularly provide shareholder services and/or maintain shareholder accounts with respect to Class A shares.

         Service fees and distribution fees in the amounts of $1,364,808 and $68,429, respectively, were paid (or accrued) by the Fund under the Class A Plan for the fiscal year ended June 30, 2004.

         Under the Plans adopted by the Fund for Class B shares and Class C shares, respectively, the Fund may pay Waddell & Reed a service fee of up to 0.25% of the Fund's average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class and a distribution fee of up to 0.75% of the Fund's average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

         Service fees and distribution fees in the amounts of $176,023 and $528,070, respectively, were paid (or accrued) by the Fund under the Class B Plan for the fiscal year ended June 30, 2004. Service fees and distribution fees in the amounts of $57,104 and $171,313, respectively, were paid (or accrued) by the Fund under the Class C Plan for the fiscal year ended June 30, 2004.

         The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plans are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed's activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the objective of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plans will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

         To the extent that Waddell & Reed incurs expenses for which reimbursement or compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc., Waddell & Reed typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

         Each Plan was approved by the Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Plan Directors).

         Among other things, each Plan provides that (1) Waddell & Reed will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

Dealer Compensation

         All classes of the Fund are offered through Waddell & Reed and other broker-dealers. In addition to the dealer reallowance that may be applicable to Class A share purchases as described in the section entitled Purchase, Redemption and Pricing of Shares, and in the Prospectus, Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at net asset value (NAV) by clients of Waddell & Reed, Waddell & Reed (or its affiliate) may pay 0.50% of net assets invested; 2) for the purchase of Class B shares, Waddell & Reed (or its affiliate) may pay 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed (or its affiliate) may pay 1.00% of net assets invested; 4) for the purchase of Class Y shares, Waddell & Reed (or its affiliate) may pay 0.25% of net assets invested.

         Waddell & Reed may pay Legend Equities Corporation (Legend) up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:*

1.00% - Sales of $1.0 million to $1,999,999.99
0.80% - Sales of $2.0 million to $2,999,999.99
0.50% - Sales of $3.0 million to $49,999,999.99
0.25% - Sales of $50.0 million or more

*Waddell & Reed will pay Legend 1.00% for NAV purchases at any asset level made with the redemption proceeds from an unaffiliated fund.

         Until February 28, 2005, Legend receives a dealer reallowance in the full amount of the Class A shares sales charge as reflected in the current prospectus.

Custodial and Auditing Services

         The Fund's custodian is UMB Bank, n.a., and its address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, located at 1010 Grand Boulevard, Kansas City, Missouri, is the Fund's independent registered public accounting firm, and audits the Fund's financial statements and prepares the Fund's tax returns.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO and/or Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WRIMCO, may otherwise combine orders for the Fund with those of other funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Ivy Family of Funds or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO and/or WRIICO. WRIMCO and/or WRIICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIMCO and/or WRIICO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO and/or WRIICO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as investment strategies and policies of the fund or advisory account, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

         In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

         To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (generally, prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

         Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

         The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

         The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO.

         Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase. The Fund may also use its brokerage to pay for pricing or quotation services to value securities.

         During the Fund's fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, it paid brokerage commissions of $3,208,023, $891,418 and $290,813, respectively. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which the Fund sells securities to a broker or buys from a broker securities owned by the broker.

         During the Fund's fiscal year ended June 30, 2004, the transactions, other than principal transactions, which were directed to brokers who provided research services as well as execution totaled $872,647,834 on which $1,857,158 in brokerage commissions were paid. These transactions were allocated to these brokers by the internal allocation procedures described above.

PROXY VOTING POLICY

         The Funds have delegated all proxy voting responsibilities to their investment manager. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

         Listed below are several reoccurring issues and WRIMCO's corresponding positions.

Board of Directors Issues:

         WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

         WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

         WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

         WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

                  WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

         WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

         WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

         WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

         WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

         WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

         WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties.

Conflicts of Interest Between WRIMCO and the Funds:

         WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

         I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

  Business Relationships -- WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.
  Personal Relationships -- WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships -- WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

         WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

         II. "Material Conflicts": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

         In considering the materiality of a conflict, WRIMCO will take a two-step approach:

  Financial Materiality -- A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIMCO's annual revenue.
  Non-Financial Materiality -- WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.

         III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

  Use a Proxy Voting Service for Specific Proposals -- As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
  Client directed -- If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy -- If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.
  Seek Board Guidance -- If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds' Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

PROXY VOTING RECORD

         Information regarding how the proxies for each Fund were voted during the most recent 12-month period ended June 30, 2004, is available on the Funds' website, www.waddell.com, and on the SEC's website at http://www.sec.gov.

CAPITAL STOCK

The Shares of the Fund

         The shares of the Fund represent an interest in the Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

         The Fund offers four classes of its shares: Class A, Class B, Class C and Class Y. Each class of the Fund represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC; Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares of the Fund. Shares are fully paid and nonassessable when purchased.

         The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

         Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

         Each share of the Fund (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Minimum Initial and Subsequent Investments

         For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Waddell & Reed Advisors Funds (or, for clients of Waddell & Reed and Legend, a fund in the Ivy Family of Funds). A $50 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account or through a payroll deduction. Shareholders purchasing through payroll deductions may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.

         For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other eligible Class Y investors.

Sales Charges for Class A shares

         Class A shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price	Invested	Price[1]
--------	-----------	----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Until February 28, 2005, Legend Equities Corporation (Legend) receives a dealer reallowance in the full amount of the Class A shares charge.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Reduced Sales Charges (Applicable to Class A shares only)

Account Grouping

         For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with the current account value of purchased Class A (if a sales charge has been paid on those shares), Class B and/or Class C shares in any other of these categories.

1.	Purchases by an individual for his or her own account (includes purchases under the Waddell & Reed Advisors Funds Revocable Trust Form);

2.	Purchases by that individual's spouse purchasing for his or her own account (includes Waddell & Reed Advisors Funds Revocable Trust Form);

3.	Purchases by that individual or his or her spouse in their joint account;

4.	Purchases by that individual or his or her spouse for the account of their child under age 21;

5.	Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA) account;

6.

Purchases by that individual or his or her spouse for his or her individual retirement account (IRA), salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the Code), provided that such purchases are subject to a sales charge (See Net Asset Value Purchases), tax-sheltered annuity account (TSA) or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7.	Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

         For the foregoing categories, an individual's domestic partner may be treated as his or her spouse.

         Examples:

A.

Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

B.

H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

C.

H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

D.

X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. (If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.)

         All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:	H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:

H has established a Keogh plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

         All purchases of Class A shares made under a qualified employee benefit plan of an incorporated business will be grouped. (A qualified employee benefit plan is established pursuant to Section 401 of the Code.) All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. (An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer.) All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example:	Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

         All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in Account Grouping.

         Account grouping as described above is available under the following circumstances.

Rights of Accumulation

         If Class A, Class B or Class C shares are held in any account and an additional purchase of Class A shares is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the NAV of the existing account (for Class A shares, only if a sales charge has been paid on those shares will they be included) as of the date the new purchase is accepted by Waddell & Reed for the purpose of determining the availability of a reduced sales charge.

Example:

H is a current Class A shareholder who invested in the Fund three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

         In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed that the purchaser is entitled to a reduced charge and provide Waddell & Reed with the name and number of the existing account(s) with which the purchase may be combined.

Letter of Intent

         The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from Waddell & Reed, the purchaser indicates an intention to invest in Class A shares, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

         In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or Class A, Class B and/or Class C shares already held in any account eligible for grouping with that account, as described above, will be included.

Example:

H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held in the account have a NAV as of the date the LOI is accepted by Waddell & Reed of $15,000; H's wife, W, has an account in her own name invested in another fund in the Waddell & Reed Advisors Funds which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

         A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

         The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to Waddell & Reed within 20 days of Waddell & Reed's request for payment.

         If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

         An LOI does not bind the purchaser to buy, or Waddell & Reed to sell, the shares covered by the LOI.

         The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

         LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

Other Funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.

         Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management, Inc. that were acquired by exchange of another Waddell & Reed Advisors Fund or Waddell & Reed InvestEd Portfolios, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

         For clients of Waddell & Reed, Inc. and Legend, the grouping privileges described above also apply to the corresponding classes of shares of the funds in the Ivy Family of Funds, except shares of Ivy Money Market Fund (unless acquired by exchange of Class A shares of another Ivy Family Fund on which a sales charge was paid, plus the shares paid as dividends on those acquired shares).

Net Asset Value Purchases of Class A Shares

         Class A shares of the Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from Waddell & Reed, a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

         Until February 28, 2005, Class A shares may be purchased at NAV by persons who are clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Funds, Inc. and the purchase is made within 60 days of such redemption.

         Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

         Purchases of Class A shares by Friends of the Firm which include certain persons who have an existing relationship with Waddell & Reed or any of its affiliates may be made at NAV.

         Purchases of Class A shares in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records, may be made at NAV.

         Purchases of Class A shares in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and segregated from any other retirement plan assets, may be made at NAV.

         Purchases of Class A shares in retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs, may be made at NAV.

         Purchases of Class A shares by clients investing via a Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed, Inc., may be made at NAV.

         Direct Rollovers from the Waddell & Reed Advisors Retirement Plan may be made at NAV.

Reasons for Differences in the Public Offering Price of Class A Shares

         As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI for the Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares of Waddell & Reed Advisors Cash Management, Inc. are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management, Inc. shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Class A shares may be sold without a sales charge to persons who have an existing relationship with Waddell & Reed (or any of its affiliates), as well as to persons who purchase such shares through certain advisory programs, due to reduced selling expenses incurred by Waddell & Reed. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

         If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Waddell & Reed Advisors Funds, and, for clients of Waddell & Reed and Legend, any of the funds in the Ivy Family of Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Effective November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Prior to November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applied, that were redeemed under the Service were not subject to a CDSC provided the amount withdrawn did not exceed, annually, 24% of the account value. For shareholders who had established the Service prior to November 1, 2003, the 24% maximum continues to apply. Applicable forms to start the Service are available through WRSCO.

         The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. (For shareholders who had established the Service prior to November 1, 2003, the maximum amount of the withdrawal on an annual basis is equal to 24% of the value of your account.) As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

         To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds, and, for clients of Waddell & Reed and Legend, any of the funds in the Ivy Family of Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

         You can choose to have shares redeemed to receive:

         1. a monthly, quarterly, semiannual or annual payment of $50 or more;

         2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

         3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

         Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

         The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

         You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

         After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and the Ivy Family of Funds

Class A Share Exchanges

         Once a sales charge has been paid on Class A shares of a fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds (with the exceptions noted below), these shares and any shares added due to reinvested dividends or other distributions paid on those shares may be freely exchanged for Class A shares of another fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc., and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds. The shares you exchange must be worth at least $100 or you must already own shares of the fund into which you want to exchange.

         You may exchange Class A shares you own in another fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds for Class A shares of the Fund without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and other distributions paid on such shares. There may be one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same, for this purpose, as shares on which a sales charge was paid.

         Shares of Waddell & Reed Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Fixed Income Funds, Inc. Government Securities Fund, Waddell & Reed Advisors Fixed Income Funds, Inc. Limited-Term Bond Fund, Waddell & Reed Advisors Municipal High Income Fund, Inc., Ivy Funds, Inc. Municipal Bond Fund and Ivy Funds, Inc. Limited-Term Bond Fund are the exceptions and special rules apply. Class A shares of any of these funds may be exchanged for Class A shares of any of the other funds in Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds only if (1) you received those shares as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (2) the shares have been held from the date of original purchase for at least six months.

         Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund (or into Class B or Class C shares of the Fund in certain situations, as noted below) or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class A shares of that fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different funds in the Waddell & Reed Advisors Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Exchanges of shares from Waddell & Reed Advisors Cash Management, Inc. ("money market fund shares") are subject to any sales charge applicable to the Waddell & Reed Advisors Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class A shares of a non-money market fund upon which a sales charge has already been paid.

         You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

Class B Share Exchanges

         You may exchange Class B shares of the Fund for Class B shares of other funds in the Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds without charge.

         The redemption of the Fund's Class B shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

         You may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class B shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class B shares of that fund and meet other criteria. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Class C Share Exchanges

         You may exchange Class C shares of the Fund for Class C shares of other funds in the Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds without charge.

         The redemption of the Fund's Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

         You may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class C shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class C shares of that fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Class Y Share Exchanges

         Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the Waddell & Reed Advisors Funds and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds or for Class A shares of Waddell & Reed Advisors Cash Management, Inc.

General Exchange Information

         You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and the Ivy Family of Funds may be sold only within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico.

         The exchange will be made at the NAVs next determined after receipt of your request in good order by the Fund. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

         The Fund reserves the right to terminate or modify these exchange privileges at any time. In exercising this right, the Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder's exchange privilege.

         Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

Excessive Short-Term Trading Policy

         Each of the Funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and the Ivy Family of Funds is intended for long-term investment purposes. The Funds may take reasonable steps to seek to deter excessive short-term trading in their shares. Excessive short-term trading into and out of a Fund may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Excessive short-term trading may also increase the expenses of WRSCO and/or Waddell & Reed, thereby indirectly affecting the Fund's shareholders. A Fund may limit, suspend, and/or permanently terminate, the exchange privilege of any investor and may reject future purchases of Fund shares by such investor at any time. In addition, each Fund reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. In exercising any of the foregoing rights, a Fund may consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part by a Fund. Transactions placed in violation of this policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

         Although the Funds, Waddell & Reed and WRSCO will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify by the use of omnibus accounts by those intermediaries, mainly due to the fact that the intermediary maintains the underlying shareholder account, and the Fund cannot identify transactions by underlying investors. Transactions accepted by a financial intermediary in violation of the Funds' policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

Redemption Fee

         The Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 5 days. This fee also applies to Class A shares purchased without a sales charge. Effective December 1, 2004, Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class B shares or Class C shares of that Fund after holding the shares less than 5 days.

         If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

The Fund's redemption fee will not be assessed against:

         1. certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Funds, sufficient information to impose a redemption fee on their customers' accounts

         2. (i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

         3. shareholder accounts participating in Strategic Portfolio Allocation (SPA), Managed Allocation Portfolio (MAP) and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service.

         4. Shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Funds' behalf.

         In addition to these waivers, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

         Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Retirement Plans and Other Tax-Advantaged Savings Accounts

         Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, Waddell & Reed offers model or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of the Fund (or shares of certain other funds in the Waddell & Reed Advisors Funds or, for clients of Waddell & Reed and Legend, shares of certain other funds in the Ivy Family of Funds). Unless otherwise noted, the dollar limits specified below are for 2004 for Federal income tax purposes and may change for subsequent years.

         Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to the Annual Dollar Limit per year (provided the investor has not reached age 70 1/2). The Annual Dollar Limit is $3,000 for 2004 and $4,000 for 2005. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for 2004 and 2005. For a married couple, the maximum annual contribution is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; and 2) the investor's (or the couple's) adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000 is not affected by his or her spouse's active participant status.

         An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code or a government plan under Section 457 of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed.

         Roth IRAs. Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to the Annual Dollar Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

         In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

         Coverdell Education Savings Accounts (formerly, Education IRAs). Although not technically for retirement savings, Coverdell Education Savings Accounts provide a vehicle for saving for a child's education. A Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2,000 to a Coverdell Education Savings Account (or to each of multiple Coverdell Education Savings Accounts), provided that no more than $2,000 may be contributed for any year to Coverdell Education Savings Accounts for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family).

         Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

         Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

         Keogh Plans. A Keogh plan, which is available to self-employed individuals, is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute, for 2004, up to 25% of his or her annual earned income, with a maximum of $41,000.

         457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

         TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system, a church or certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

         Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $13,000 of compensation for 2004, which may be increased each year based on cost-of-living adjustments. An employee who has attained the age of 50 by the end of the year may also make a catch-up contribution of $3,000 for 2004.

         More detailed information about these arrangements and applicable forms are available from Waddell & Reed. These tax-advantaged savings plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

         The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Fund may be made in portfolio securities when the Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

         The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 45 days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of the Fund. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

         There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within 45 days after your redemption request was received. You can do this only once as to Class B and Class C shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

         The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board of Directors has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

Determination of Offering Price

         The NAV of each class of the shares of the Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.

         Class A shares of the Fund are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, the Fund's underwriter. The price makeup as of June 30, 2004, which is the date of the most recent balance sheet incorporated into this SAI by reference, was as follows:

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$13.45
Add: selling commission (5.75% of offering price)	.82
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$14.27
====

         The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

         Waddell & Reed need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

         The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

         The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Directors.

         Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing purchase price or the asked price.

         When the Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

         Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

         Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

TAXATION OF THE FUND

General

         The Fund has qualified since its inception for treatment as a regulated investment company under the Code (RIC), so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gains over net long-term capital losses and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid), and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or foreign currencies or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains, as dividends (that is, as ordinary income or, if they are "qualified dividend income" as described in the Prospectus, at the long-term capital gain rate for individuals). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Dividends and other distributions the Fund declares in December of any year that are payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 even if the Fund pays them during the following January. Accordingly, those dividends and other distributions will be taxed to the shareholders for the year in which that December 31 falls.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend or other distribution, they will receive some portion of the purchase price back as a taxable distribution.

         The Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of the Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities

         Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any excess distribution it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. However, distributions of PFIC income to shareholders are not "qualified dividend income" (as described in the Prospectus).

         If the Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

         Section 988 of the Code generally treats as ordinary income or loss gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Financial Instruments and Foreign Currencies

         The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts the Fund derives with respect to its business of investing in securities, will be treated as qualifying income of a RIC under the Code.

         Any income the Fund earns from writing options is treated as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

         Certain futures contracts, forward currency contracts and non-equity options (that is, certain listed options, such as those on a broad-based securities index) in which the Fund may invest will be "Section 1256 contracts." Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund may make, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

         Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of its gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

         If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Municipal OID Securities

         The Fund may acquire zero coupon municipal bonds or other municipal securities issued with OID. As a holder of those securities, the Fund must account for the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued OID, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

Taxable Zero Coupon Securities

         The Fund may acquire taxable zero coupon or other securities issued with OID. As a holder of those securities, the Fund must include in its income the portion of the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

UNDERWRITER

         Waddell & Reed acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement entered into between Waddell & Reed and the Fund (the Underwriting Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

         The dollar amounts of underwriting commissions for Class A shares for the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002 were $3,121,513, $2,511,864 and $3,915,126, respectively.

         The dollar amounts of underwriting commissions for Class B shares for the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002 were $175,983, $130,623 and $124,640, respectively.

         The dollar amounts of underwriting commissions for Class C shares for the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002 were $4,369, $3,536 and $3,066, respectively.

         The amounts retained by Waddell & Reed for the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002 were, in the aggregate, $1,279,850, $975,862 and $1,457,850, respectively.

FINANCIAL STATEMENTS

         The Financial Statements, including notes thereto, for the fiscal year ended June 30, 2004 are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated June 30, 2004, which is available upon request.

Quarterly Portfolio Holdings

Beginning with the quarter ending September 30, 2004, a complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the SEC on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  Without charge, on the Fund's website at http://www.waddell.com.

REGISTRATION STATEMENT

PART C

OTHER INFORMATION
23.	Exhibits: Waddell & Reed Advisors Small Cap Fund, Inc.

	(a)	Articles of Incorporation filed by EDGAR on July 8, 1999 as EX-99.B(a)-charter to the initial Registration Statement on Form N-1A*

Articles of Amendment filed by EDGAR on June 30, 2000 as EX-99.B(a)scartsup to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A*

	(b)	Bylaws filed by EDGAR on July 8, 1999 as EX-99.B(b)scbylaw to the initial Registration Statement on Form N-1A*

Amendment to Bylaws filed by EDGAR on October 30, 2000 as EX-99.B(b)scbylaw to 1940 Act Amendment No. 2 to the Registration Statement on Form N-1A*

	(c)	Article Fifth of the Articles of Incorporation and Articles II and VII of the Bylaws each define the rights of shareholders.

	(d)	Investment Management Agreement filed by EDGAR on October 1, 1999 as EX-99.B(d)scima to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A*

	(e)	Underwriting Agreement filed by EDGAR on October 1, 1999 as EX-99.B(e)scua to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A*

Amendment to Underwriting Agreement, dated July 24, 2002, filed by EDGAR on October 15, 2002 filed by EDGAR on October 15, 2002 as EX-99.B(e)scuadel to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

	(f)	Not applicable

	(g)	Custodian Agreement, as amended, filed by EDGAR on June 30, 2000 as EX-99.B(g)scca to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A*

Amendment to Custodian Agreement, dated July 1, 2001, filed by EDGAR on October 25, 2001 as EX-99.B(g)sccaamend to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A*

Appendix A to the Custodian Agreement, as revised and effective March 31, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(g)sccustappa to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A*

Delegation Agreement, dated March 31, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(g)sccadel to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A*

	(h)	Shareholder Servicing Agreement, amended August 22, 2001, filed by EDGAR on October 25, 2001 as EX-99.B(h)scssa to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A*

Amendment to the Shareholder Servicing Agreement, dated July 24, 2002, filed by EDGAR on October 15, 2002 as EX-99.B(h)scssadel to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

Exhibit B, Compensation, to the Shareholder Servicing Agreement, effective December 1, 2001, filed by EDGAR on October 15, 2002 as EX-99.B(h)scssacomp to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

Exhibit C, Fidelity Bond, to the Shareholder Servicing Agreement, effective August 31, 2002, filed by EDGAR on October 15, 2002 as EX-99.B(h)scssafidbd to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

Accounting Services Agreement, amended and restated and effective July 1, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(h)scasa to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A*

	(i)	Opinion and Consent of Counsel attached hereto as EX-99.B(i)sclegopn

	(j)	Consent of Deloitte and Touche LLP, Independent Accountants, attached hereto as EX-99.B(j)scconsnt

	(k)	Not applicable

	(l)	Agreement with initial shareholder, Waddell & Reed, Inc., filed by EDGAR on October 1, 1999 as EX-99.B(l)scinitcap to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A*

	(m)	Distribution and Service Plan for Class A shares filed by EDGAR on July 8, 1999 as EX-99.B(m)-scdspa to the initial Registration Statement on Form N-1A*

Distribution and Service Plan for Class B shares filed by EDGAR on July 8, 1999 as EX-99.B(m)-scdspb to the initial Registration Statement on Form N-1A*

Distribution and Service Plan for Class C shares filed by EDGAR on July 8, 1999 as EX-99.B(m)-scdspc to the initial Registration Statement on Form N-1A*

	(n)	Not applicable

	(o)	Multiple Class Plan, as revised May 21, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(o)scmcp to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A*

	(p)	Code of Ethics, as revised January 21, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(p)code to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A*

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on October 31, 2003 as EX-99.B(p)code-so to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A*

24.	Persons Controlled by or under common control with Registrant

None

25.	Indemnification

Reference is made to Article TENTH Section 10.2 of the Articles of Incorporation of Registrant filed by EDGAR on July 8, 1999 as EX-99.B(a)charter to the initial Registration Statement on Form N-1A*, Article VIII of the Bylaws, as amended, filed by EDGAR on October 30, 2000 as EX-99.B(b)scbylaw to 1940 Act Amendment No. 2 to the Registration Statement on Form N-1A* and to Article V of the Underwriting Agreement filed by EDGAR on October 1, 1999 as EX-99.B(e)scua to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A*, each of which provide indemnification. Also refer to section 2-418 of the Maryland Corporation Law regarding indemnification of directors, officers, employees and agents.

Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.	Business and Other Connections of Investment Manager

Waddell & Reed Investment Management Company (WRIMCO) is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between WRIMCO and the Registrant, WRIMCO is to provide investment management services to the Registrant. WRIMCO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Registration Statement and to other investment advisory clients.

Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessor, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

As to each director and officer of WRIMCO, reference is made to the Prospectus and SAI of this Registrant.

27.	Principal Underwriter

	(a)	Waddell & Reed, Inc. is the principal underwriter of the Registrant. It is also the principal underwriter to the following investment companies:

Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Fixed Income Funds, Inc.
Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Select Funds, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.
W&R Target Funds, Inc.
Waddell & Reed InvestEd Portfolios, Inc.

	(b)	The information contained in the underwriter's application on Form BD as filed on October 4, 2004 SEC No. 8-27030, under the Securities Exchange Act of 1934, is herein incorporated by reference.

	(c)	No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Theodore W. Howard and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is 6300 Lamar Avenue, Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.	Management Services

There is no service contract other than as discussed in Part A and B of this Registration Statement and as listed in response to Items 23.(h) and 23.(m) hereof.

30.	Undertakings

Not applicable

*Incorporated herein by reference

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC., WADDELL & REED ADVISORS CASH MANAGEMENT, INC., WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC., WADDELL & REED ADVISORS FIXED INCOME FUNDS, INC., WADDELL & REED ADVISORS FUNDS, INC., WADDELL & REED ADVISORS GLOBAL BOND FUND, INC., WADDELL & REED ADVISORS HIGH INCOME FUND, INC., WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC., WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC., WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC., WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC., WADDELL & REED ADVISORS RETIREMENT SHARES, INC., WADDELL & REED ADVISORS SELECT FUNDS, INC., WADDELL & REED ADVISORS SMALL CAP FUND, INC., WADDELL & REED ADVISORS TAX-MANAGED EQUITY FUND, INC., WADDELL & REED ADVISORS VANGUARD FUND, INC. AND WADDELL & REED INVESTED PORTFOLIOS, INC. (each hereinafter called the Corporation), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: February 18, 2004	/s/Henry J. Herrmann
Henry J. Herrmann, President

/s/Keith A. Tucker	Chairman of the Board	February 18, 2004
Keith A. Tucker

/s/Henry J. Herrmann	President and Director	February 18, 2004
Henry J. Herrmann

/s/Theodore W. Howard	Vice President, Treasurer and Principal Accounting Officer	February 18, 2004
Theodore W. Howard

/s/James M. Concannon	Director	February 18, 2004
James M. Concannon

/s/John A. Dillingham	Director	February 18, 2004
John A. Dillingham

/s/David P. Gardner	Director	February 18, 2004
David P. Gardner

/s/Linda K. Graves	Director	February 18, 2004
Linda K. Graves

/s/Joseph Harroz, Jr.	Director	February 18, 2004
Joseph Harroz, Jr.

/s/John F. Hayes	Director	February 18, 2004
John F. Hayes

/s/Robert L. Hechler	Director	February 18, 2004
Robert L. Hechler

/s/Glendon E. Johnson	Director	February 18, 2004
Glendon E. Johnson

/s/Frank J. Ross, Jr.	Director	February 18, 2004
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz	Director	February 18, 2004
Eleanor B. Schwartz

/s/Frederick Vogel III	Director	February 18, 2004
Frederick Vogel III

Attest:

/s/Kristen A. Richards
Kristen A. Richards
Secretary

SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 29th day of October, 2004.

WADDELL & REED ADVISORS SMALL CAP FUND, INC.
(Registrant)

By /s/ Henry J. Herrmann
Henry J. Herrmann, President

              Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title

/s/Keith A. Tucker*	Chairman of the Board	October 29, 2004
Keith A. Tucker

/s/Henry J. Herrmann	President and Director	October 29, 2004
Henry J. Herrmann

/s/Theodore W. Howard	Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer	October 29, 2004
Theodore W. Howard

/s/James M. Concannon*	Director	October 29, 2004
James M. Concannon

/s/John A. Dillingham*	Director	October 29, 2004
John A. Dillingham

/s/David P. Gardner*	Director	October 29, 2004
David P. Gardner

/s/Linda K. Graves*	Director	October 29, 2004
Linda K. Graves

/s/Joseph Harroz, Jr.*	Director	October 29, 2004
Joseph Harroz, Jr.

/s/John F. Hayes*	Director	October 29, 2004
John F. Hayes

/s/Robert L. Hechler*	Director	October 29, 2004
Robert L. Hechler

/s/Glendon E. Johnson*	Director	October 29, 2004
Glendon E. Johnson

/s/Frank J. Ross, Jr.*	Director	October 29, 2004
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz*	Director	October 29, 2004
Eleanor B. Schwartz

/s/Frederick Vogel III*	Director	October 29, 2004
Frederick Vogel III

*By/s/Kristen A. Richards
Kristen A. Richards
Attorney-in-Fact

ATTEST:/s/Daniel C. Schulte
Daniel C. Schulte
Assistant Secretary